EXHIBIT 10.6

                                                             Execution Copy

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                            RBF Exploration Co.


                          ----------------------

                              TRUST INDENTURE
                          AND SECURITY AGREEMENT

                          ----------------------


                        Dated as of August 12, 1999


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                             TABLE OF CONTENTS

                                                                Page

ARTICLE 1.     DEFINED TERMS. . . . . . . . . . . . . . . . . . .3
1.1  Special Definitions. . . . . . . . . . . . . . . . . . . . .3

ARTICLE 2.     FORM, EXECUTION, ISSUE AND DELIVERY OF NOTES . . 16
2.1  Issue of Notes . . . . . . . . . . . . . . . . . . . . . . 16
2.2  Authentication of Notes; Denominations of Notes and Form . 16
2.3  Registration of Notes. . . . . . . . . . . . . . . . . . . 17
2.4  Exchange of Notes. . . . . . . . . . . . . . . . . . . . . 17
2.5  Transfer of Notes. . . . . . . . . . . . . . . . . . . . . 17
2.6  General Rules. . . . . . . . . . . . . . . . . . . . . . . 19
2.7  Valid Obligations. . . . . . . . . . . . . . . . . . . . . 19
2.8  Execution and Delivery . . . . . . . . . . . . . . . . . . 19
2.9  Replacement of Notes . . . . . . . . . . . . . . . . . . . 20

ARTICLE 3.     PAYMENTS AND DISTRIBUTION THEREOF. . . . . . . . 20
3.1  Payment by Issuer. . . . . . . . . . . . . . . . . . . . . 20
3.2  Delivery Expenses. . . . . . . . . . . . . . . . . . . . . 20
3.3  Issue Taxes. . . . . . . . . . . . . . . . . . . . . . . . 21
3.4  Required Payments of Notes without Premium . . . . . . . . 21
3.5  Required Prepayments of Notes. . . . . . . . . . . . . . . 21
3.6  Surrender of Notes on Prepayment . . . . . . . . . . . . . 22
3.7  Provision for Applicable Make-Whole Amount, Yield
     Protection Amount, Special Yield Protection Amount and
     Breakage Amount. . . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 4.     RECEIPT, DISTRIBUTION AND APPLICATION OF
               NOTE PROCEEDS AND SDDI CONTRACT REVENUES . . . . 27
4.1  Payment Reserve Account. . . . . . . . . . . . . . . . . . 27
4.2  Construction Account.. . . . . . . . . . . . . . . . . . . 28
4.3  Collection Account.. . . . . . . . . . . . . . . . . . . . 29

ARTICLE 5.     RECEIPT, DISTRIBUTION AND APPLICATION OF
               TRUST ESTATE . . . . . . . . . . . . . . . . . . 29
5.1  Application of the Collection Account and the
     Construction Account . . . . . . . . . . . . . . . . . . . 29
5.2   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
(a)  Payments in Case of an Event of Loss . . . . . . . . . . . 30
(b)  Payments in Case of a Partial Event of Loss. . . . . . . . 30
5.3  Lump Sum Payment and Payments During Continuance of an
     Indenture Event of Default. .. . . . . . . . . . . . . . . 31
5.4  Amounts Held by Trustee. . . . . . . . . . . . . . . . . . 32
5.5  Allocation of Payments . . . . . . . . . . . . . . . . . . 33
5.6  Method of Payment to Holders . . . . . . . . . . . . . . . 33
5.7  Method of Payment to Issuer. . . . . . . . . . . . . . . . 33
5.8  Payments for which No Application is Otherwise
     Provided . . . . . . . . . . . . . . . . . . . . . . . . . 33

ARTICLE 6.     EVIDENCE OF ACTS OF NOTE HOLDERS.. . . . . . . . 34
6.1  Execution by Note Holders or Agents. . . . . . . . . . . . 34
6.2  Future Holders Bound . . . . . . . . . . . . . . . . . . . 34

ARTICLE 7.     INDENTURE DEFAULTS - REMEDIES. . . . . . . . . . 34
7.1  Indenture Events of Default. . . . . . . . . . . . . . . . 34
7.2  Acceleration of Notes. . . . . . . . . . . . . . . . . . . 36
7.3  Annulment of Acceleration of Notes . . . . . . . . . . . . 37
7.4  Default Remedies . . . . . . . . . . . . . . . . . . . . . 38
7.5  Other Enforcement Rights . . . . . . . . . . . . . . . . . 40
7.6  Effect of Sale, etc. . . . . . . . . . . . . . . . . . . . 42
7.7  Restoration of Rights and Remedies . . . . . . . . . . . . 43
7.8  Application of Sale Proceeds and Deficiency. . . . . . . . 43
7.9  Cumulative Remedies. . . . . . . . . . . . . . . . . . . . 43
7.10 Limitations on Suits . . . . . . . . . . . . . . . . . . . 43
7.11 Suits for Principal and Interest . . . . . . . . . . . . . 44
7.12 Waiver by the Issuer . . . . . . . . . . . . . . . . . . . 44

ARTICLE 8.     AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . 45
8.1  Financial Statements.. . . . . . . . . . . . . . . . . . . 45
8.2  Litigation . . . . . . . . . . . . . . . . . . . . . . . . 47
8.3  Acceptance of Drilling Rig, Maintenance, Etc.. . . . . . . 48
8.4  Environmental Matters. . . . . . . . . . . . . . . . . . . 51
8.5  Further Assurances . . . . . . . . . . . . . . . . . . . . 51
8.6  Performance of Obligations . . . . . . . . . . . . . . . . 52
8.7  ERISA Information and Compliance . . . . . . . . . . . . . 52
8.8  Maintenance of Agency. . . . . . . . . . . . . . . . . . . 52
8.9  Additional Assurances. . . . . . . . . . . . . . . . . . . 52
8.10 Year 2000 Compliance . . . . . . . . . . . . . . . . . . . 53
8.11 Change in Location of Collateral . . . . . . . . . . . . . 53
8.12 Use of Issuer's Name . . . . . . . . . . . . . . . . . . . 53
8.13 Corporate Independence . . . . . . . . . . . . . . . . . . 53
8.14 Maintenance of Payment Reserve Account . . . . . . . . . . 54
8.15 Notice of Intention. . . . . . . . . . . . . . . . . . . . 54

ARTICLE 9.     NEGATIVE COVENANTS . . . . . . . . . . . . . . . 54
9.1  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
9.2  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . 55
9.3  Investments, Loans and Advances. . . . . . . . . . . . . . 55
9.4  Dividends, Distributions and Redemptions . . . . . . . . . 55
9.5  Sales and Leasebacks . . . . . . . . . . . . . . . . . . . 55
9.6  Nature of Business . . . . . . . . . . . . . . . . . . . . 55
9.7  Limitation on Leases . . . . . . . . . . . . . . . . . . . 55
9.8  Mergers, Etc.. . . . . . . . . . . . . . . . . . . . . . . 55
9.9  Proceeds of Notes. . . . . . . . . . . . . . . . . . . . . 55
9.10 ERISA Compliance . . . . . . . . . . . . . . . . . . . . . 56
9.11 Sale or Discount of Receivables. . . . . . . . . . . . . . 57
9.12 Sale of Drilling Rig . . . . . . . . . . . . . . . . . . . 57
9.13 Environmental Matters. . . . . . . . . . . . . . . . . . . 57
9.14 Transactions with Affiliates . . . . . . . . . . . . . . . 57
9.15 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . 57
9.16 Location of Issuer.. . . . . . . . . . . . . . . . . . . . 58
9.17 Acquisition of Notes . . . . . . . . . . . . . . . . . . . 58
9.18 Non-Petition Covenant. . . . . . . . . . . . . . . . . . . 58

ARTICLE 10.    THE TRUSTEES . . . . . . . . . . . . . . . . . . 58
10.1 Certain Duties and Responsibilities of Trustees. . . . . . 58
10.2 Trustees' Compensation and Indemnification . . . . . . . . 59
10.3 Certain Rights of Trustees . . . . . . . . . . . . . . . . 60
10.4 Showings Deemed Necessary by a Trustee . . . . . . . . . . 62
10.5 Status of Monies Received. . . . . . . . . . . . . . . . . 62
10.6 Resignation of Trustees. . . . . . . . . . . . . . . . . . 62
10.7 Removal of Trustees. . . . . . . . . . . . . . . . . . . . 62
10.8 Successor Trustee. . . . . . . . . . . . . . . . . . . . . 62
10.9 Appointment of Successor Trustees. . . . . . . . . . . . . 62
10.10     Merger or Consolidation of Trustee. . . . . . . . . . 63
10.11     Acceptance of Appointment by Successor Trustee. . . . 63
10.12     Conveyance upon Request of Successor Trustee. . . . . 63
10.13     Co-Trustees and Additional Trustees . . . . . . . . . 64
10.14     Trustee's Representations and Warranties. . . . . . . 64
10.15     Non-Petition Covenant.. . . . . . . . . . . . . . . . 65

ARTICLE 11.    SUPPLEMENTAL INDENTURES, WAIVERS . . . . . . . . 65
11.1 Supplemental Indentures Without Note Holders'
     Consent . . . . . . . . . . . . . . . . . . .. . . . . . . 65
11.2 Waivers and Consents by Note Holders; Supplemental
     Indentures with Consent  . . . . . . . . . . . . . . . . . 66
11.3 Notice of Supplemental Indenture . . . . . . . . . . . . . 67
11.4 Solicitation of Note Holders . . . . . . . . . . . . . . . 67
11.5 Opinion of Counsel Conclusive as to Supplemental
     Indentures. . . . . . .  . . . . . . . . . . . . . . . . . 67
11.6 Effect of Supplemental Indentures. . . . . . . . . . . . . 67
11.7 New Notes. . . . . . . . . . . . . . . . . . . . . . . . . 67

ARTICLE 12.    UNCLAIMED MONIES . . . . . . . . . . . . . . . . 68
12.1 Satisfaction and Discharge of Agreement. . . . . . . . . . 68
12.2 Return of Unclaimed Monies . . . . . . . . . . . . . . . . 68

ARTICLE 13.    MISCELLANEOUS. . . . . . . . . . . . . . . . . . 69
13.1 Successors and Assigns . . . . . . . . . . . . . . . . . . 69
13.2 Unenforceability of Provision. . . . . . . . . . . . . . . 69
13.3 Communications . . . . . . . . . . . . . . . . . . . . . . 69
13.4 Governing Law; Submission to Jurisdiction. . . . . . . . . 70
13.5 Limitation on Interest . . . . . . . . . . . . . . . . . . 72
13.6 Counterparts . . . . . . . . . . . . . . . . . . . . . . . 73
13.7 Headings, etc.; Gender . . . . . . . . . . . . . . . . . . 73
13.8 Amendments . . . . . . . . . . . . . . . . . . . . . . . . 73
13.9 Benefits of Agreement Restricted to Parties and Note
          Holders . . . . . . . . . . . . . . . . . . . . . . . 73
13.10     Waiver of Notice. . . . . . . . . . . . . . . . . . . 73
13.11     Obligations of Bankers Trust Company. . . . . . . . . 73
13.12     Non Recourse Persons. . . . . . . . . . . . . . . . . 74
13.13     Additional Financing Statement Filings. . . . . . . . 74
13.14     Directly or Indirectly. . . . . . . . . . . . . . . . 74
13.15     Exhibits, Annexes and Sections. . . . . . . . . . . . 74
13.16     Officers' Certificate and Opinions of Counsel;
         Statements to be Contained Therein.. . . . . . . . . . 74
13.17     Payment of Expenses, Indemnities, etc.. . . . . . . . 75
13.18     No Oral Agreements. . . . . . . . . . . . . . . . . . 78
13.19     Exculpation Provisions. . . . . . . . . . . . . . . . 79
13.20     Trustees Not Engaging in a Trade or Business. . . . . 79

Annex A-1        Form of Class A1 Note

Annex A-2        Form of Class A2 Note

Annex B          Class A1 Note Payment Schedule

Annex C          Surveys and Inspections

Annex D          Form of Engineer's Certification

Annex E          Form of Opinion of Issuer s Counsel regarding
                 Drilling Rig and First Preferred Ship Mortgage

Annex F          Form of SDDI Estoppel Letter

Annex G          Form of Year 2000 Schedule

Annex H          Form of Request for Construction Advance

Schedule 10.2         Trustee Fees


                  TRUST INDENTURE AND SECURITY AGREEMENT


    TRUST INDENTURE AND SECURITY AGREEMENT dated as of August 12, 1999, between RBF Exploration Co., a Nevada corporation (the "Issuer"), and Chase Bank of Texas, National Association (the "Trustee"; the Trustee and each other Person accepting trusts created hereby being individually referred to as a "Trustee" and collectively as the "Trustees").

                                 RECITALS:

    WHEREAS, the defined terms used in this Indenture shall have the respective meanings set forth in Section 1.1 unless elsewhere defined or the context shall otherwise require;

    WHEREAS, the Issuer is authorized by law, and deems it necessary to borrow money for its proper legal purposes and to mortgage, assign and pledge its Property to secure the payment thereof and to that end, in the exercise of said authority, has duly authorized the execution and delivery of this Indenture providing for the issue of secured promissory notes of the Issuer hereunder;

    WHEREAS, the Issuer has duly authorized the issuance of (i) its drilling vessel secured notes limited in aggregate original principal amount to Two Hundred Million Dollars ($200,000,000) to be known as its Senior Secured Class A1 Notes, and (ii) its drilling vessel secured notes limited in aggregate original principal amount to Fifty Million Dollars ($50,000,000), to be known as its Senior Secured Class A2 Notes on the terms herein provided;

    WHEREAS, the Notes and the Trustee's Certificate of Authentication thereon are to be substantially in the forms set forth in Annexes A-1 and A-2; and

    WHEREAS, all acts and proceedings required by law and by the Certificate of Incorporation and Bylaws of the Issuer necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the legal, valid and binding obligations of the Issuer, and all acts and proceedings required by law and by the Certificate of Incorporation and Bylaws of the Issuer necessary to constitute this Indenture a legal, valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken; and the Issuer has duly authorized, executed and delivered this Indenture;

                             GRANTING CLAUSE:

    NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the prompt and complete payment of the principal of, and interest and any applicable Make-Whole Amount on, all of the Notes issued and delivered and Outstanding, the payment of all other sums owing hereunder and under all other Project Documents and the performance of the covenants contained herein and in all other Project Documents, and in consideration of the premises and of the covenants contained herein, the purchase of the Notes by the Purchasers, and the sum of One Dollar ($1.00) paid by the Trustee to the Issuer at or before the delivery hereof, the receipt and sufficiency whereof are hereby acknowledged, the Issuer has hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, affected, pledged, set over, confirmed, granted a continuing security interest in, and hypothecated and does hereby grant, bargain, sell, convey, assign, transfer, mortgage, affect, pledge, set over, confirm, grant a continuing security interest to the Trustee and to any co-trustee or separate trustee hereafter acting pursuant to this Indenture, and to their respective successors and assigns in trust forever (subject to Section 12.1), all of its right, title and interest in, to and under the following described Properties whether now owned, existing or hereafter acquired or arising
(all of such Properties, including without limitation all properties hereafter specifically subjected to the lien of this Indenture by any indenture supplement hereto, being hereinafter collectively referred to as the "Trust Estate"):

         (a) All equipment, inventory, fixtures and other goods (including, without limitation, the Drilling Rig) in all forms, wherever located and whether now or hereafter existing, which are owned by the Issuer or in which the Issuer otherwise has any rights and all parts thereof, all accessions thereto, all replacements or substitutions therefor, all accounts now or hereafter arising in connection therewith, and all chattel paper, documents and general intangibles covering or relating thereto (any and all such equipment, inventory, fixtures, other goods, parts, accessions, replacements, substitutions, accounts, chattel paper, documents and general intangibles being herein collectively called the "Pledged Equipment");

         (b) All accounts, General Intangibles (including without limitation, the Construction Contract, the SDDI Contract, the Construction Supervisory Agreement, the Operation and Maintenance Agreement, the Performance Guarantee, Refundment Guarantee and the Performance Bond), instruments, chattel paper and documents, deposit accounts and investment property (including, without limitation, all Permitted Investments) now owned or hereafter acquired;

         (c) All Properties subjected to the Lien of this Indenture by each supplemental indenture entered into and delivered pursuant to
    Article 11;

         (d) All insurance proceeds, condemnation proceeds and the accounts, issues, profits, products, revenues and other income of and from the SDDI Contract and the other Properties subjected or required to be subjected to the Lien of this Indenture and all the estate, right, title and interest of every nature whatsoever of the Issuer in and to the same and every part thereof;

         (e) The Collection Account, the Payment Reserve Account, the Construction Account and all other monies now or hereafter paid or deposited or required to be paid or deposited to or with a Trustee pursuant to Section 4.1, 4.2, 4.3, 5.1 or 5.3 hereof or any other term hereof or any term of the other Project Documents and held or required to be held by any Trustee hereunder;

         (f) Any and all other Properties and any and all other rights, interests and privileges granted to any Trustee in accordance with the provisions hereof and pursuant to or in connection with the provisions of the other Project Documents, including but not limited to the First Preferred Ship Mortgage and the Assignment of Drilling Contract and all Permitted Investments with respect to any of the foregoing; and

         (g)  All proceeds and products of any of the foregoing.

         It is expressly contemplated that additional property may from time to time be pledged, assigned or granted to a Trustee as additional security for the Outstanding Notes and the other Project Documents from time to time, and the term "Trust Estate" as used herein shall be deemed for all purposes hereof to include all such additional property, together with all other property of the types described above related thereto, and all proceeds and replacements of the same.

    TO HAVE AND TO HOLD, all and singular, the Trust Estate for the uses and purposes and subject to the terms and provisions set forth in this Indenture unto the Trustees and their respective successors in trust, and to their respective assigns forever.

    IN TRUST NEVERTHELESS, under and subject to the terms and conditions herein set forth and for the equal and proportionate, unless otherwise stated herein, benefit and security of the holders from time to time of the Outstanding Notes and for the enforcement of the prompt and complete payment when due of all sums due in connection with the Outstanding Notes from time to time, this Indenture and each of the other Project Documents and for the performance and observance by the Issuer of the covenants, obligations and conditions to be performed and observed by the Issuer and all other parties, other than the Trustees and the holders of Outstanding Notes from time to time, to this Indenture and each of the other Project Documents;

    PROVIDED, HOWEVER, that these presents are upon the condition that if the Issuer, its successors or assigns, shall satisfy the conditions set forth in Section 12.1 for a release of the Trust Estate in full, then this Indenture, and the estates and rights assigned to the Trustees in the other Project Documents, shall cease, determine and be void; otherwise they shall remain and be in full force and effect;

    IT IS HEREBY FURTHER COVENANTED AND AGREED that all of the Notes are to be issued, authenticated and delivered and that the Trust Estate is to be held and applied by the Trustees, subject to the further covenants, agreements, conditions, uses and trust hereafter set forth. The Issuer for itself and its successors and permitted assigns does hereby covenant and agree with the Trustees and their respective successors in trust for the benefit of all present and future holders of the Outstanding Notes, or any of them, and the Sureties as follows:

ARTICLE 1.    DEFINED TERMS.

    1.1 Special Definitions. For purposes of this Indenture, the following terms shall have the respective meanings (i) set forth below, (ii) set forth in the Section or other part of this Indenture following such term or (iii) provided for in the section or other part of such other Project Document as may be referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         Affiliate -- at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise (and "Controlled" shall be construed accordingly). Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Issuer.

         Asset Purchase Agreement (Parthenon) -- the Master Asset Purchase Agreement dated December 18, 1998 as supplemented by the confirmation thereunder dated August 18, 1999, among BTMTC, as agent, PRFL and SRFP as from time to time amended, supplemented or modified.

         Asset Purchase Agreement (Victory) -- the Asset Purchase Agreement with respect to the Class A1 Notes held by CP Conduit (Victory), dated as of August 18, 1999, among Victory Receivables Corporation, BTM Capital Corporation, Bankers Trust Company, the agent, and the banks party thereto, as from time to time amended, supplemented or modified.

         Assignment of Drilling Contract -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Breakage Amount -- has the meaning set out in Section 3.7(d).

         Breakage Party -- has the meaning set out in Section 3.7(d).

         BTM, Ltd. -- The Bank of Tokyo - Mitsubishi, Ltd., New York Branch.

         BTMTC -- Bank of Tokyo - Mitsubishi Trust Company.

         Building Account -- an account established by the Issuer by notice in writing to the Trustee for the receipt of funds from the Construction Account pursuant to Section 4.2(b) hereof. Such account is initially established at Wells Fargo Bank, N.A., 1000 Louisiana, Houston, Texas 77002 with the following designation:

              Account Name:  RBF Exploration Co.
              Account Number:  4296919863
              ABA Number:  1210-0024-8
              SWIFT Number:  WFBIUS6S

         Business Day -- a day other than a Saturday, a Sunday or a day on which banks are required or allowed by law to be closed in one or both of the State of Texas and New York.

         Certificate of Requisition -- a document in the form of Annex H hereto.

         Class A1 Notes -- has the meaning set out in Section 2.1(a).

         Class A2 Notes -- has the meaning set out in Section 2.1(b).

         Closing Date -- the date of the initial issuance of the Notes.

         Code -- the Internal Revenue Code of 1986, as amended from time to time.

         Collateral -- the Trust Estate, and any and all other collateral held by any one or more of the Trustees to secure the Notes or any other obligations created pursuant to the Project Documents, including without limitation the Project Documents and all collateral covered thereby.

         Collection Account -- has the meaning set out in Section 4.3.

         Commencement Date -- has the meaning set out in Section 1.3 of the SDDI Contract.

         Consolidated -- the consolidation of any Person with its properly consolidated subsidiaries, in accordance with GAAP.

         Construction Account -- has the meaning set out in Section 4.2.

         Construction Contract -- that certain Contract for Construction and Sale of Vessel (Hull No. HRBS6) dated November 14, 1997, between the Issuer and Hyundai.

         Construction Supervisory Agreement -- that certain Construction Supervisory Agreement dated as of August 12, 1999, between RBF II and the Issuer.

         Contested in Good Faith -- actively contested in good faith by appropriate actions or proceedings provided that (i) adequate book reserves have been established with respect thereto as required by GAAP,
    (ii) the applicable Person's title to, and its right to use, any of its material Property is not materially adversely affected thereby and (iii) the action to be taken will not result in any risk of imposition of civil or criminal penalties on the Trustees or the holders of the Notes or substantial danger of sale, forfeiture or loss of the Drilling Rig or the benefit of the SDDI Contract.

         CP Conduit -- either or both of CP Conduit (Parthenon) and CP Conduit (Victory) and any other commercial paper conduit which shall hold any Note.

         CP Conduit (Parthenon) -- PRFL or any other commercial paper conduit co-sponsored by SRFP and BTM, Ltd. or administered by BTMTC (either as agent or as sub-agent) which is an owner and holder of a Class A2 Note.

         CP Conduit (Victory) -- Victory Receivables Corporation or any other commercial paper conduit sponsored by BTM, Ltd. or administered by BTMTC (either as agent or as sub-agent) which is an owner and holder of a Class A1 Note.

         Credit Support Party -- BTM, Ltd., BTMTC, The Norinchukin Bank, New York Branch, SRFP, Victory Credit Enhancer LLC, any "Bank" under the Liquidity Agreements (Victory) and the Liquidity Agreements (Parthenon), and any purchaser under the Asset Purchase Agreement (Victory), and Asset Purchase Agreement (Parthenon) and any other financial institutions providing funding, liquidity, credit or asset purchase support with respect to sourcing the funds for any of the Notes.

         Debt -- for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);
    (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, which are substantially equal to at least eighty percent (80%) of the purchase price of the Property subject to such lease plus interest at an imputed rate of interest; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt or other obligation is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others;
    (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock or other equity interest of such Person in which such Person has a mandatory obligation to redeem such stock or other equity interest; and
    (xii) all obligations of such Person under Hedging Agreements.

         Default Rate -- 2% per annum above the prematurity interest rate set forth in the Class A2 Notes; except to the extent a "Default Rate" is called for in the Class A1 Notes when such rate shall be 2% per annum above the prematurity interest rate set forth in the Class A1 Notes.

         Definitive Notes -- Class A1 Notes in the form of Exhibit A-1 attached hereto and Class A2 Notes in the form of Exhibit A-2 attached hereto.

         Drilling Rig -- the drilling vessel and all equipment appurtenant thereto currently known as the "RBS-8M" and to be named DEEPWATER NAUTILUS being the vessel and all equipment and other properties set out and described in the First Preferred Ship Mortgage as the "Vessel" .

         Engineer s Certification -- a document in the form of Annex D hereto.

         Environmental Laws -- any and all Governmental Requirements pertaining to health, safety or the environment or the regulation of hazardous substances or pollutants in effect in any and all jurisdictions in which the Issuer is conducting or at any time has conducted business, or where any Property of the Issuer is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and any other international, federal, local or state environmental conservation or protection laws. The terms "oil" and "discharge" shall have the meanings specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, except that "hazardous substance" shall also include petroleum and any fraction thereof, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any material Property of the Issuer is located establish a meaning for "oil," "discharge," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         ERISA -- the Employee Retirement Income Security Act of 1974, as amended from time to time.

         ERISA Affiliate -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         ERISA Event -- (i) a  reportable event  described in Section 4043
    (c)(5), (c)(6), (c)(11) or (c)(13) of ERISA and the regulations issued thereunder, (ii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (iii) the institution of proceedings by the Pension Benefit Guaranty Corporation ("PBGC") under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or (iv) the partial or complete withdrawal of Issuer or any ERISA Affiliate from a Multiemployer Plan.

         Event of Loss -- shall mean any one of the following events: (i) actual total loss or destruction of the Drilling Rig or any accident, occurrence or event resulting in a constructive total loss or an agreed or compromised total loss of the Drilling Rig; or (ii) substantial damage to the Drilling Rig, the repair of which is uneconomical as determined in good faith by the Issuer, including, but not limited to, any event pursuant to which insurance proceeds are available which are not applied to repair the Drilling Rig or any other event resulting for any reason whatsoever in the Drilling Rig being permanently rendered unfit for normal use; or (iii) the condemnation, confiscation, requisition, seizure, detention, forfeiture, purchase or other taking of title to or use for more than ninety (90) days of the Drilling Rig.

         Excepted Liens -- (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being Contested In Good Faith; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being Contested In Good Faith; (iii) operators', vendors', suppliers of necessaries to the Drilling Rig, carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction, shipyard liens (during repair or upgrade periods) or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 60 days (so long as no action has been taken to file or enforce such Liens within said 60 day period) or which are being Contested In Good Faith;
    (iv) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (v) other Liens expressly permitted by the Project Documents.

         Exchange Act -- has the meaning set forth in Schedule B to the Note Purchase Agreements.

         First Preferred Ship Mortgage -- has the meaning set forth in Schedule B to the Note Purchase Agreements.

         GAAP -- those generally accepted accounting principles and practices which are recognized as such in the United States by the Financial Accounting Standards Board (or any generally recognized successor) as in effect from time to time.

         General Intangibles -- all general intangibles including, in any event without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due; (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court;
    (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; (v) goodwill; and (vi) all other intangible personal property, whether similar or dissimilar to the other property that is part of the Trust Estate.

         Governmental Authority -- the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, body, bureau or instrumentality of any of them including monetary authorities which exercises jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Issuer, the Parent or any of their Property or the Trustees or any Note Holder.

         Governmental Requirements -- any applicable law, statute, code, ordinance, order, determination, rule, regulation, publication, judgment, decree, injunction, franchise, permit, registration, consent, approval, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         Hedging Agreements -- any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         Hyundai -- Both Hyundai Heavy Industries Co., Ltd. and Hyundai Corporation.

         Indemnified Parties -- has the meaning set out in Section 13.17(b).

         Indemnity Matters -- (i) any and all loss, cost, damage and expense suffered or incurred; and (ii) any and all actions, suits, proceedings (including any investigations, litigation or inquiries), orders, claims, demands and causes of action made or threatened against or affecting a Person and, in connection therewith, all settlements, judgments, losses, liabilities, obligations, damages, penalties, fines (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence (but not gross negligence or willful misconduct) of such Person seeking indemnification.

         Indenture -- this Trust Indenture and Security Agreement as originally executed or as it may from time to time be supplemented or amended in accordance with the provisions hereof.

         Indenture Default -- an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Indenture Event of Default.

         Indenture Event of Default -- has the meaning set out in
    Section 7.1.

         Independent Director -- has the meaning set out in the Certificate of Incorporation of the Issuer, as amended, as it existed on August 12, 1999.

         Independent Engineer -- means an engineer registered under the laws of the State of Texas, in good standing, selected by the Required Holders and employed by a Trustee at the expense of the Issuer.

         Initial Drawing Interest Amount -- has the meaning set out in
    Section 3.7(c).

         Initial Drawing Period -- has the meaning set out in Section
    3.7(c).

         Initial Drawing Rate -- has the meaning set out in Section 3.7(c).

         Initial LIBOR Period -- has the meaning set out in Section 3.7(c).

         Institutional Investor -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Issuer -- has the meaning set out in the first paragraph of this Indenture.

         Investment Grade -- a rating equal to or higher than "BBB-" by Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. or any successor thereto or equal to or higher than "Baa3" by Moody's Investors Service, Inc. or any successor thereto and equal to or higher than "BBB-" by Duff & Phelps Credit Rating Co. or any successors thereto (if Duff & Phelps Credit Rating Co. is then rating the applicable security) or a comparable rating by another nationally recognized statistical rating organization, which rating and organization are approved by the Required Holders.

         LIBOR -- has the meaning set out in Section 3.7(c).

         Lien -- any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or other title retention agreement, trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy back agreements and all similar agreements) affecting the Property. For the purposes of this Indenture, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall constitute a Lien.

         Liquidity Agreements (Parthenon) -- the BTM Assets Liquidity Agreement dated as of December 18, 1998 between BTM, Ltd. and SRFP, as from time to time amended, supplemented or modified, and the SRFP Liquidity Agreement dated December 18, 1998 between BTM, Ltd. and SRFP, as from time to time amended, supplemented or modified.

         Liquidity Agreements (Victory) -- General Liquidity Agreement No. 1, dated as of October 19, 1998, among Victory Receivables Corporation, Bankers Trust Company, as administrator and collateral agent, BTM, Ltd., as agent, The Norinchukin Bank, New York Branch, and the banks parties thereto, as from time to time amended, supplemented or modified, and the Liquidity Agreement, dated as of August 18, 1999, among Victory Receivables Corporation, Bankers Trust Company, as administrator and collateral agent, BTM, Ltd., as agent, and the banks parties thereto, as from time to time amended, supplemented or modified.

         Liquidity Documents -- the Parthenon Program Agreement, the Victory Credit Agreement, the Liquidity Agreements (Parthenon) and the Liquidity Agreements (Victory), the Asset Purchase Agreement (Parthenon), the Asset Purchase Agreement (Victory) and any other arrangement providing liquidity for the commercial paper notes issued by any CP Conduit to fund its purchase and carrying of the Notes.

         Loss Payment Date -- the date that the Issuer shall receive the proceeds of any insurance payment or settlement or any condemnation award or other payment in relation to an Event of Loss.

         Lump Sum Payment -- the payments made pursuant to the first sentence of Section 4.2 and/or Section 4.3 of the Construction Supervisory Agreement.

         MPPAA -- Multiemployer Pension Plan Amendments Act of 1980, as amended.

         Make-Whole Amount -- has the meaning set out in Section 3.7.

         Material -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Material Adverse Effect -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Maturity Date -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Multiemployer Plan -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Note Holder -- the owner and holder of a Note registered with the Issuer as provided in Section 2.3.

         Note Purchase Agreements -- the separate Note Purchase Agreements dated as of August 12, 1999, between the Issuer and each of the Purchasers in respect of the Notes.

         Notes -- any or all of the Class A1 Notes and Class A2 Notes.

         Operation and Maintenance Agreement -- has the meaning set forth in Schedule B to the Note Purchase Agreements.

         Operational Period -- the Primary Period as defined in Section 1.11 of the SDDI Contract.

         Operational Period Conditions Precedent -- shall include each and all of the following: (i) Completion (as defined in the Construction Supervisory Agreement) of the Drilling Rig has occurred, (ii) issuance of a certificate of classification of the Drilling Rig by the American
    Bureau of Shipping as   A1 M,  Column Stabilized Drilling Unit ,   CDS,
    P,   PAS, and accompanied by a statement of fact from ABS for UK/Den/HSE compliance and Drilling System Compliance, (iii) vesting of title to the Drilling Rig in the Issuer, free and clear of all liens, (iv) delivery and registration of the First Preferred Ship Mortgage, as a first preferred ship mortgage, together with an opinion of Issuer s counsel in the form of Annex E hereto (v) delivery to a Trustee of the SDDI Estoppel Letter, and (vi) no Indenture Default or Indenture Event of Default shall have occurred and be continuing.

         Opinion of Counsel -- an opinion of outside counsel (which may from time to time serve as counsel for the Issuer, for the Trustees or for a Note Holder) reasonably acceptable to the Trustees, which opinion is in scope, form and substance reasonably satisfactory to the Trustees and the Trustees counsel.

         Outer Continental Shelf -- shall have the meaning assigned to such term in 43 U.S.C. Section 1331.

         Outside Date -- September 30, 2000 (unless the Trustees are deemed to have consented to an extension of the Outside Date as provided in the penultimate Provided, However paragraph of the Performance Bond in which event the Outside Date shall be extended accordingly).

         Outstanding -- when used with reference to Notes shall mean, as of any particular time, all Notes authenticated and delivered by a Trustee under this Indenture, except:

              (a) Notes theretofore canceled by a Trustee or delivered to a Trustee for cancellation;

              (b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustees; and

              (c) Notes in lieu of or in substitution for which other Notes shall have been delivered pursuant to the terms of Section 2.4, 2.5 or 2.9 of this Indenture.

         Owner's Supplies -- all of the items furnished and to be furnished by the Issuer for the Drilling Rig as specified in the Construction Contract.

         Parent -- R&B Falcon Corporation, a Delaware corporation.

         Parent Indemnity -- each indemnity agreement by the Parent or any of its subsidiaries in favor of the Sureties.

         Parthenon Program Agreement -- the Program Agreement, dated as of December 18, 1998, among PRFL, SRFP, BTM, Ltd. and BTMTC, as program administrator, as from time to time amended, supplemented or modified.

         Payment Date -- any Phase One Payment Date and Phase Two Payment
    Date.

         Payment Reserve Account -- has the meaning set out in Section 4.1.

         Performance Bond -- that certain Performance Bond dated August 12, 1999, executed by RBF II, as Principal, and Travelers Casualty and Surety Company of America and American Home Assurance Company, as Sureties, being Bond nos. 61 SB 103206545 BCM and 21-45-09 in favor of Issuer, as Owner, and the Trustees in the maximum penal sum of $265,000,000.

         Performance Guarantee -- that certain Performance Guarantee dated as of August 12, 1999 made by Parent in favor of Issuer and the Trustee.

         Pension Plans -- employee pension benefit plans (as defined in Section 3 of ERISA) to which from time to time the Issuer is required to contribute.

         Permitted Investments -- (a) direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and certificates or other instruments evidencing ownership interests in such direct obligations of the United States of America such as CATS, TIGRS, Treasury Receipts and Stripped Treasury Coupons) which mature within one (1) year after the acquisition thereof;
    (b) obligations for which the timely payment of the principal thereof are fully guaranteed by the United States of America or the Federal Deposit Insurance Corporation, which mature within one (1) year after the acquisition thereof; (c) certificates of deposit of, or time deposits in, any bank (including any Trustee) or trust company organized under the laws of the United States of America or any state thereof whose unsecured obligations are accorded one of the two highest ratings by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or Moody's Investors Service, Inc. and by Duff & Phelps Credit Rating Co. (if such unsecured obligations are rated by Duff & Phelps Credit Rating Co.) and which have capital and unimpaired surplus of at least Five Hundred Million Dollars ($500,000,000), maturing within ninety (90) days after the acquisition thereof; (d) readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any State thereof given on the date of the investment a credit rating of at least P-1 by Moody's Investor Services, Inc., or A-1 by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and D-1 by Duff & Phelps Credit Rating Co. (if Duff & Phelps Credit Rating Co. is then rating such commercial paper) in each case due within 90 days after the date of the making of the investment; and (e) investments in a money-market fund (including any fund for which a Trustee or any Affiliate of a Trustee serves as adviser or sponsor or otherwise receives compensation with respect to such fund) rated AAAm or better by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or Aaa by Moody's Investors Services, Inc. and having the equivalent rating from Duff & Phelps Credit Rating Co., is such investments are then rated by Duff & Phelps Rating Co. (or equivalent categories that may be established by such rating services).

         Person -- an individual, partnership, corporation, limited liability company, trust, unincorporated association or organization, government, governmental agency or governmental subdivision.

         Phase One -- the period of time beginning on the Closing Date up to, and including, the Phase One Maturity Date.

         Phase One Contract Receipts -- has the meaning set out in
    Section 4.1.

         Phase One Interest Reserve -- has the meaning set out in Section
    4.1(a).

         Phase One Maturity Date -- April 30, 2000.

         Phase One Payment Date -- the first day of each month of each year beginning in the calendar month following the Closing Date, and continuing to and including the Phase One Maturity Date.

         Phase Two -- the period of time beginning on May 1, 2000 and ending on the Maturity Date.

         Phase Two Payment Date -- the first day of each month of each year beginning in June of 2000, and continuing for fifty-nine (59) months thereafter for a total of sixty (60) payment dates.

         Phase Two Reserve Amount -- has the meaning set out in Section
    4.1(a).

         Plans -- employee benefit plans (as defined in Section 3(3) of ERISA) sponsored, maintained or contributed to by the Parent or an ERISA Affiliate.

         Pledged Equipment -- has the meaning set forth in Paragraph (a) of the Granting Clause.

         PRFL -- Parthenon Receivables Funding, LLC.

         Project Documents -- this Indenture, the Note Purchase Agreements, the Notes, the Construction Supervisory Agreement, the Performance Bond, the Performance Guarantee, the Parent Indemnity, the Refundment Guarantee, the Assignment of Drilling Contract, the Operation and Maintenance Agreement, the First Preferred Ship Mortgage, the SDDI Acknowledgment and Consent (as defined in the Note Purchase Agreement), and any and all other agreements or instruments now or hereafter executed and delivered by the Issuer, RBF II or the Parent in connection with or as a security for the payment and performance of the Notes.

         Property -- any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         Purchasers -- each Person named in Schedule A to the Note Purchase Agreements.

         QPAM -- a "qualified professional asset manager" under Part V of the QPAM Exemption.

         QPAM Exemption -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Quotation Date -- has the meaning set out in Section 3.7(c).

         Rating Agencies -- means both Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. or any successor thereto and Duff & Phelps Credit Rating Co. or any successor thereto.

         RBF II -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Refundment Guarantee -- means the Bank Performance Guarantee (as defined in the Performance Bond).

         Regulatory Change -- means, relative to any Note Holder or Credit Support Party: any change in (or the adoption, implementation, change in phase in or commencement of effectiveness of) any (i) United States federal or state law or foreign law applicable to such Note Holder or Credit Support Party; (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Note Holder or Credit Support Party of any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) above or of any fiscal, monetary or other authority having jurisdiction over such Note Holder or Credit Support Party; (iii) GAAP or regulatory accounting principles applicable to such Note Holder or Credit Support Party; or (iv) any change in the application to such Note Holder or Credit Support Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (i), (ii) or (iii) above.

         Required Holders -- at any time, holders of more than fifty percent (50%) in aggregate principal amount of all Class A1 Notes then Outstanding and fifty percent (50%) in aggregate principal amount of all Class A2 Notes then Outstanding (in each case, exclusive of any Notes held by the Issuer or any Affiliate of the Issuer).

         Responsible Officer -- with respect to any corporation, the chairman or a vice chairman of the board (if an officer), the president, the chief executive officer, the chief financial officer, the chief operating officer, executive vice president, senior vice president, second vice president or any other vice president, the controller, the treasurer, any assistant treasurer or the secretary; and with respect to any Trustee which is a corporation or banking association, any vice president, corporate trust officer or other officer, in each case employed within the corporate trust department of such Trustee and who has direct supervisory responsibility for the administration of this Indenture and the other Project Documents.

         Royal Dutch Shell -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         SDDI -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         SDDI Contract -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         SDDI Estoppel Letter -- means a letter from SDDI to the Issuer and the Trustees substantially in the form attached hereto as Annex F.

         Security -- has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         Shortfall -- has the meaning set out in Section 4.1(c).

         Special Yield Protection Amount -- has the meaning set out in
    Section 3.7(c).

         Specifications -- has the meaning set out in the Construction
    Contract.

         SRFP -- Swiss Re Financial Products Corporation.

         Subsidiary -- has the meaning set out in Schedule B to the Note Purchase Agreements.

         Sureties -- means the surety or sureties under the Performance
    Bond.

         Swap -- means the Confirmation, dated as of the date hereof, under the ISDA Master Agreement, dated as of December 9, 1998, between Victory Receivables Corporation and BTM, Ltd.

         Transaction Document -- has the meaning set out in Section 3.7(b).

         Trust Estate -- has the meaning set out in the Granting Clause hereof.

         Trustee -- has the meaning set out in the first paragraph of this Indenture.

         UCC -- has the meaning set out in Section 7.4.

         Victory Credit Agreement -- the Credit Agreement, dated as of October 19, 1998, among Victory Receivables Corporation, Bankers Trust Company, as program administrator, and Victory Credit Enhancer LLC, as from time to time amended, supplemented or modified.

         Voting Stock -- capital stock or other equity interest of any class or classes of a corporation or other entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         Written Request -- with respect to any Person a written order or request signed in the name of such Person by a Responsible Officer of such Person (if a corporation) or by a general or managing partner of such Person (if a partnership) or by the manager of such Person (if a limited liability company) or by the individual (if such Person is an individual).

         Year 2000 Problem -- the risk that computer hardware or software applications or other data processing capacities used by the Issuer may be unable to recognize and perform properly date-sensitive functions involving certain dates before and any date after December 31, 1999.

         Yield Protection Amount -- has the meaning set out in Section
    3.7(b).

ARTICLE 2.    FORM, EXECUTION, ISSUE AND DELIVERY OF NOTES.

    2.1  Issue of Notes.

         (a) The Issuer has authorized the issue and sale of Two Hundred Million Dollars ($200,000,000) aggregate original principal amount of its 7.31% Senior Secured Class A1 Notes due May 1, 2005 (such notes and all notes given in substitution or exchange therefore are herein collectively called the "Class A1 Notes"). The Class A1 Notes shall be issuable as fully registered Notes in the form set out in Annex A-1 to this Indenture.

         (b) The Issuer has also authorized the issue and sale of Fifty Million Dollars ($50,000,000) aggregate original principal amount of its 9.41% Senior Secured Class A2 Notes due May 1, 2005 (such notes and all notes given in substitution or exchange therefor are herein collectively called the "Class A2 Notes"). The Class A2 Notes shall be issuable as fully registered Notes in the form set out in Annex A-2 of this Indenture.

    2.2  Authentication of Notes; Denominations of Notes and Form.

         (a) Authentication. The Notes shall be of the tenor and purport above recited, and the maturity date of each series of Notes shall be determined, on or prior to the initial issuance of such series, in the manner contemplated by the Note Purchase Agreements. Only such of the Notes as shall bear thereon a certificate in form substantially as set forth in the form of Trustee's Certificate of Authentication contained in Annex A-1 or Annex B-2, as the case may be, executed by a Trustee, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the Certificate of Authentication by a Trustee upon any such Note executed on behalf of the Issuer as aforesaid shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Subject to the provisions of Section 2.9 respecting Notes issued in replacement of lost or stolen Notes, the aggregate principal amount of all Notes which may be issued and outstanding under this Indenture at any time shall not exceed Two Hundred Fifty Million Dollars ($250,000,000) less the aggregate amount of prepayments of principal made on the Notes up to such time.

         (b) Denominations. The Notes shall be issued in minimum denominations of Five Hundred Thousand Dollars ($500,000); provided, however, that if it is necessary to enable the registration of transfer by a holder of its entire holding of Notes, a Note may be in a denomination which is less than Five Hundred Thousand Dollars
    ($500,000).

         (c) Form. All Notes shall be issued in the form of Definitive Notes, duly executed by the Issuer and authenticated by a Trustee as hereinabove provided.

    2.3 Registration of Notes. All Notes issuable under this Indenture shall be registered Notes. The Issuer shall cause to be kept at its agency, maintained pursuant to Section 8.8, a register for the registration and transfer of Notes. The name and address of each holder of record of one or more Notes, each registration of transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Indenture, and the Issuer and the Trustees shall not be affected by any notice or knowledge to the contrary.

    2.4 Exchange of Notes. Upon surrender of any Note at the agency of the Issuer maintained pursuant to Section 8.8, the Issuer, at the request of the holder thereof, will execute and deliver, at the Issuer's expense (except as provided in Section 2.6 below), and a Trustee will authenticate, one or more new Notes payable to such holder in exchange therefor, of like tenor for a like aggregate principal amount in authorized denominations.

    2.5  Transfer of Notes.

         (a) General. Any Note may be transferred at the agency of the Issuer maintained pursuant to Section 8.8, by surrendering such Note for cancellation, accompanied by a written instrument of transfer in the form attached to the Note (which must specify the taxpayer identification number of the transferee), duly executed by the holder of such Note or by its attorney duly authorized in writing. Thereupon the Issuer, at its expense, shall issue in the name of the transferee or transferees, and arrange for the authentication by a Trustee of (and such Trustee shall authenticate) and deliver in exchange therefor, a new Note or Notes, of a like tenor for a like aggregate principal amount, in authorized denominations.

         (b) Legends. Each Note shall bear a legend in substantially the following form:

         THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER
         OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE ISSUER IS NOT REQUIRED TO REGISTER THE NOTES UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EITHER CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

         (c) Subsequent Transferee Representations. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreements, provided, however, that, such transferee will not be deemed to have made the representation set forth in Section 6.2(c), (d) or (g) unless such transferee shall have made the disclosures referred to therein to the Issuer at least five Business Days prior to its acceptance of such Note and shall have received prior to such acceptance of such Note a certificate from the Issuer stating that (1) the Issuer is neither a "party in interest" (as defined in Section 3(14) of ERISA) nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to Section 6.2(c) or (g) or (2) with respect to any plan identified pursuant to Section 6.2(d) neither the Issuer nor any "affiliate" (as defined in Section V(e) of the QPAM Exemption) has at such time, or has exercised during the immediately preceding one year, the authority to appoint or terminate the QPAM as manager of the assets of any plan identified in writing pursuant to Section 6.2(d) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan, and provided, further, that, such transferee will not be deemed to have made the representation set forth in Section 6.2(b), (c) or (d) unless the applicable Prohibited Transaction Class Exemption referred to therein remains in effect at that time or another similar Prohibited Transaction Class Exemption is then available. The Issuer shall exercise reasonable due diligence as is necessary to respond to any such disclosure, provided that, if the Issuer shall not respond within five Business Days following receipt of any such disclosure, it shall be deemed to have made the statement set forth in either clause (1) or (2), as applicable, of this Section 2.5(c). If the Issuer shall respond within five Business Days following receipt of any such prospective transferee disclosure and shall state that the Issuer is unable to make the statement set forth in either clause (1) or (2), as applicable, of this Section 2.5(c) (which statement shall include a description of the basis for its determination), a Trustee shall not be permitted (and the Issuer shall not be required) to register the transfer to such prospective transferee of the Note.

    2.6  General Rules.

         (a)  All transfers, exchanges or replacements of Notes pursuant to
    Section 2.4, Section 2.5 or Section 2.9 shall be made without expense to the holder of the Notes, except that any stamp taxes or other governmental charges required to be paid with respect to the same shall be paid by the Note Holder requesting such transfer, exchange or replacement as a condition precedent to the exercise of such privilege, unless an Indenture Event of Default has occurred and is continuing, in which case Issuer shall be liable for such stamp taxes or other governmental charges. All Notes surrendered for transfer, exchange or replacement shall be canceled and destroyed by the Trustees. Each new Note delivered pursuant to Section 2.4 or Section 2.5 shall be dated and bear interest from the most recent date to which interest has been paid on the surrendered Note or Notes, or dated the date of the surrendered Note or Notes if no interest has been paid thereon. The Trustees shall make a notation on each new Note delivered pursuant to Section 2.4,
    Section 2.5 or Section 2.9 of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new
    Note is issued. The Issuer may deposit fully executed but unauthenticated Notes with the Trustees, which shall hold such Notes (as agent of the Issuer) for subsequent authentication and issuance and delivery by the Issuer pursuant to this Article 2. The Issuer shall not be required to register the transfer, exchange or replacement of, pursuant to this Article 2, (i) any Note during the five (5) days preceding the due date of any payment thereon or (ii) any Note after the Issuer shall have given notice pursuant to Article 3 of this Indenture of the prepayment thereof and prior to the prepayment date specified in such notice.

         (b) With respect to any CP Conduit that is a Purchaser, each holder of a Note, by its acceptance of said Note, hereby agrees that until the 368th day following the maturity of the last maturing commercial paper note to be issued by any such CP Conduit in connection with its funding of its investment in the Notes, said holder of a Note will not institute, nor will said holder join with others in instituting, any involuntary bankruptcy or analogous proceeding against any such CP Conduit under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in effect.

    2.7 Valid Obligations. All Notes executed, authenticated and delivered in exchange for, upon transfer of, or in replacement of, other Notes as provided in this Indenture shall be the valid obligations of the Issuer, evidencing the same debt as such other Notes, and shall be entitled to the benefits of this Indenture to the same extent as the Notes in exchange for or upon transfer or replacement of which they were executed and delivered.

    2.8 Execution and Delivery. The Notes may be typewritten, printed or lithographed or produced by any other means acceptable to the Trustees, and shall be signed on behalf of the Issuer by the manual signature of one of the Responsible Officers under its corporate seal (which may be printed, engraved or otherwise reproduced thereon or affixed thereto) and attested by the manual signature of the Secretary or one of the Assistant Secretaries of the Issuer. In the case that any of the officers who shall have signed or sealed any of the Notes shall cease to be such officer or officers of the Issuer before the Notes so signed or sealed shall have been delivered by or on behalf of the Issuer, such Notes may nevertheless be delivered and issued and, upon such delivery and issue, shall be binding upon the Issuer as though those who signed or sealed the same had continued to be such officer or officers.

    2.9 Replacement of Notes. Upon receipt by the Issuer and the Trustees of evidence reasonably satisfactory to each of them of the ownership of and the loss, theft, destruction or mutilation of any Note and

         (a) in the case of loss, theft or destruction, (i) if the holder is a Purchaser, its nominee or other nationally recognized bank, insurance company, benefit society or other institutional investor, upon receipt of an unsecured indemnity agreement signed by the holder of the
    Note in form reasonably satisfactory to the Issuer and the Trustees to save each of them harmless, or (ii) otherwise, upon receipt of such security or indemnity as may be reasonably required by the Issuer or the Trustees to save each of them harmless, or

         (b) in the case of mutilation, upon surrender and cancellation thereof, the Issuer, at its own expense, will execute and deliver in lieu thereof, and arrange for the authentication by the Trustees of (and the Trustees will authenticate), a new Note of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest has been paid thereon.

ARTICLE 3.    PAYMENTS AND DISTRIBUTION THEREOF.

    3.1 Payment by Issuer. Anything in this Indenture or in the Notes to the contrary notwithstanding, but subject to the provisions of Section 13.5 hereof, the Issuer will pay all amounts payable with respect to the Notes held by each Purchaser or other registered holder of Notes (without any presentment of any such Notes and without any notation of such payment being made thereon) in lawful money of the United States of America to the Trustee for payment on behalf of the Issuer as provided in this Article 3,
Article 4 and in Article 5. In any case where the date of maturity of principal of, and interest and any applicable Make-Whole Amount, Yield Protection Amount, Special Yield Protection Amount or Breakage Amount on, the Notes or the date fixed for any prepayment (in whole or in part) of the Notes will not be a Business Day, then payment of such principal of, and interest and any applicable Make-Whole Amount, Yield Protection Amount, Special Yield Protection Amount or Breakage Amount on, the Notes need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for such prepayment; provided any such delayed payment includes interest accrued to date of payment. Each holder of a Note, by its acceptance of such Note, agrees that (i) the Trustee, in its individual capacity, shall not be liable to the holder of any Note for any amounts payable under any Note or this Indenture, and (ii) the Trustee, in its individual capacity, shall not have any liability under this Indenture, except as provided herein. None of the Notes may be prepaid except as required or permitted by Section 3.4, Section 3.5 or Section 7.2.

    3.2 Delivery Expenses. If any holder of a Note shall surrender any Note to the Issuer or to the Trustee pursuant to this Indenture, the Issuer will pay the cost of delivering to or from such holder's home office from or to the agency of the Issuer maintained pursuant to Section 8.8, as the case may be, the surrendered Note and any Note issued in substitution or replacement for the surrendered Note.

    3.3 Issue Taxes. The Issuer will pay all taxes, assessments and charges in connection with the issuance and sale of the Notes by the Issuer and in connection with any modification of the Notes and will save each holder of any Note harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 3.3 shall survive the payment or prepayment of the Notes and the termination of this Indenture.

    3.4  Required Payments of Notes without Premium.

         (a) Scheduled Amortization for Class A1 Notes. The principal and interest on the Class A1 Notes shall be due and payable in fifty-nine
    (59) equal monthly installments aggregating Three Million Nine Hundred Eighty-nine Thousand Five Hundred Fifty-six and 72/100 Dollars ($3,989,556.72) each month, commencing on the first Phase Two Payment Date, and a final installment of all accrued and unpaid interest and unpaid principal on the Maturity Date. Each such monthly installment shall be applied first to the payment of accrued and unpaid interest on the Class A1 Notes and then to the payment of the outstanding principal amount of the Class A1 Notes. The aggregate amount of principal that is due and payable on each Phase Two Payment Date and on the Maturity Date on all Class A1 Notes is set forth in Annex B hereto.

         (b) Amortization Schedules. Each Class A1 Note shall have attached thereto a prepayment schedule showing the amortization payments (principal and accrued interest) of such Note required to be paid pursuant to Section 3.4(a) and the respective due dates of such amounts.


         (c) Class A2 Notes. In addition to paying the entire outstanding principal amount of, and the interest due on, the Class A2 Notes on the Maturity Date, the Issuer agrees to pay, and there shall become due and payable, unpaid accrued interest on Class A2 Notes on the Payment Dates.

         (d) Class A1 Notes during Phase One. In addition to paying the amounts due on the Class A1 Notes pursuant to the other Sections of this Article, the Issuer agrees to pay, and there shall become due and payable, unpaid accrued interest on Class A1 Notes on the Phase One Payment Dates.

         (e) Phase One Interest Payments. The payment of unpaid accrued interest on the Notes, which is due and payable on any Phase One Payment Date pursuant to Section 3.4(c) and Section 3.4(d), shall be made by the Trustee pursuant to Section 4.1 of this Indenture or, if appropriate, from the Construction Account, as provided in Section 5.1(b), for the account of Issuer. All payments made by the Trustee pursuant to this Indenture shall be deemed to have been made for the benefit of the Issuer.

    3.5 Required Prepayments of Notes. The Notes shall be prepaid in full on the following dates, together with accrued interest thereon to the date of prepayment and the Make-Whole Amount, if any, to each Note Holder other than a Breakage Party and the Breakage Amount, if any, to each Breakage Party, determined for the prepayment date with respect to the principal amount plus all other amounts payable hereunder to the holders of the Notes and the Trustee:

         (a)  Upon the occurrence of an Event of Loss;

         (b) In the event either of the Construction Contract or the SDDI Contract is rescinded or terminated, then upon the earlier to occur of
    (i) the Outside Date and (ii) the date which is six (6) months after any such rescission or termination.

         (c) On June 28, 2000, if the Initial Acceptance (as defined in the Construction Supervisory Agreement) of the Drilling Rig has not occurred by said date;

         (d) On the Outside Date, if Completion (as defined in the Construction Supervisory Agreement) and the Operational Period Conditions Precedent have not occurred by said date; or

         (e) Immediately upon the date that the Trustee notifies the Issuer that one or more of the Purchasers have failed to give their consent in a circumstance in which an agreement has been reached between the Issuer and SDDI (i) to accept the Drilling Rig notwithstanding that it fails to meet the Specifications and/or (ii) to a reduction in the day rate payable under the SDDI Contract.

    The Issuer will give (or cause to be given) notice of such prepayment under clause (a), (b), (c), (d) or (e) of this Section 3.5 to the Trustee and the holders of the Notes promptly (and in any event within one (1) Business Day) after the occurrence of the event specified in such clause, and shall specify the date for such prepayment, which date, with respect to an Event of Loss, shall not be less than 30 days nor more than 75 days after the date of such notice and, with respect to an event specified in
Section 3.5(b), shall be the date specified in said Section and with respect to any other clauses of this Section 3.5, shall be the date which is 30 days after the event specified in such clause. In the event the Trustee and the Note Holders have not received the aforesaid notice, such prepayment shall be due and payable 30 days after the occurrence of the event listed in (a) or the date specified in (b), (c), (d) and (e) above, as appropriate.

    3.6 Surrender of Notes on Prepayment. Following any prepayment of any Note pursuant to Section 3.5 such Note shall, prior to any transfer thereof, be (a) made available to the Trustee for notation on the prepayment schedule attached to such Note of the amount of principal so prepaid or, (b) at the option of the holder thereof and in lieu of the alternative in the foregoing clause (a) of this sentence, held by the holder of such Note who shall make a notation on such schedule of the amount of principal so prepaid. In case the entire principal amount of any
Note is prepaid or paid, such Note shall be surrendered promptly at the agency of the Issuer maintained pursuant to Section 8.8, for cancellation, upon Written Request therefor by the Issuer, and shall not be reissued, and no Note shall be issued in lieu of the prepaid or paid principal amount of any Note.

    3.7 Provision for Applicable Make-Whole Amount, Yield Protection Amount, Special Yield Protection Amount and Breakage Amount.

    (a) Applicable Make-Whole Amount. The Issuer acknowledges that the right of each Note Holder (excluding any Breakage Party) to maintain a rate of return based upon the full term of the Notes and the scheduled prepayments under Section 3.4 is a valuable right, and that the provisions for payment of the Make-Whole Amount by the Issuer in the event that
(a) the Notes are prepaid, or (b) the maturity of the Notes is accelerated, are intended to provide reasonable compensation for the deprivation of such right under such circumstances.

    The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

         "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 3.5 or has become or is declared to be immediately due and payable pursuant to
    Section 7.2, as the context requires.

         "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "Reinvestment Yield" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

         "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 3.5 or 7.2.

         "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 3.5 or has become or is declared to be immediately due and payable pursuant to Section 7.2, as the context requires.

    (b) Yield Protection Amount. If any Regulatory Change occurring after the date hereof:

         (i) shall subject any Note Holder or Credit Support Party to any tax, duty or other charge with respect to any Note (or its participation therein), or any of its obligations or right to acquire or hold any Note or to provide funding, liquidity, credit or asset purchase support to a CP Conduit in respect of any of the foregoing (or with respect to its participation in any of the foregoing), or shall change the basis of taxation of payments to a Note Holder or Credit Support Party of the principal or interest on any Note (or its participation in any of the foregoing) or any other amounts due hereunder or under any funding, liquidity, or credit support agreement it may have with a CP Conduit or another Credit Support Party (collectively, a "Transaction Document") or its obligations or rights, if any, to acquire or participate in any Note or to provide funding, liquidity, credit or asset purchase support to a CP Conduit or another Credit Support Party in respect of any of the foregoing (or with respect to its participation in any of the foregoing) (except for changes in the rate of tax on or determined by reference to the overall net income of such Note Holder or Credit Support Party or franchise tax based on capital or net income of such Note Holder or Credit Support Party imposed by the United States of America or any state); or

         (ii) shall impose upon any Note Holder or Credit Support Party, modify or deem applicable any reserve, special deposit or similar requirement against assets of any Note Holder or Credit Support Party, deposits or obligations with or for the account of any Note Holder or Credit Support Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an Affiliate) of any Note Holder or Credit Support Party, or credit extended by any Note Holder or Credit Support Party; or

         (iii) shall change the amount of capital maintained or required or requested or directed to be maintained by any Note Holder or Credit Support Party; or

         (iv) shall impose any other condition affecting any Note (or its participation therein) or any of its obligations or right to acquire or hold any Note or to provide funding, liquidity, credit or asset purchase support to a CP Conduit or Credit Support Party in respect of any of the foregoing (or with respect to its participation in any of the foregoing);

and the result of any of the foregoing is or would be

         (I) to increase the cost to (or impose a cost on) (I) a Note Holder or Credit Support Party funding or acquiring or holding any Note, or loans or other extensions of credit under any Transaction Document or any obligation or commitment of such Note Holder or Credit Support Party with respect to any of the foregoing, or (II) a Credit Support Party for continuing its relationship with its respective CP Conduit,

         (II) to reduce the amount of any sum received or receivable by a Credit Support Party as successor in interest to a CP Conduit as a Note Holder under this Indenture, or under any Transaction Document (or its participation in any of the foregoing), or

         (III) to reduce the rate of return on the capital of such a Credit Support Party as a consequence of its obligations under the Transaction Documents (or its participation therein) to a level below that which such Credit Support Party could otherwise have achieved, in each such case by an amount reasonably deemed by such Note Holder or Credit Support Party to be material, then prior to the next scheduled Payment Date, and in any case within 30 days after demand by such Note Holder or Credit Support Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Issuer shall pay directly to the Trustee for the benefit of such Note Holder or Credit Support Party such additional amount or amounts as will compensate such Note Holder or Credit Support Party for such additional or increased cost or such reduction (the "Yield Protection Amount"). The Trustee will deposit such amounts in the Collection Account for distribution in accordance with Article 5.

    In determining any amount provided for or referred to in this
Section 3.7(b), a Note Holder or Credit Support Party may use any reasonable averaging and attribution method that it (in its sole discretion) shall deem applicable. Any Note Holder or Credit Support Party when making a claim under this Section 3.7(b) shall submit to the Issuer and the Trustee a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of error, be conclusive and binding upon the Issuer. No Note Holder or Credit Support Party shall be entitled to recover any Yield Protection Amount under this Section 3.7(b), incurred or accrued more than 180 days prior to the notice described in this Section 3.7(b), unless the Regulatory Change giving rise to such Yield Protection Amount is retroactive in its application to said Note Holder or Credit Support Party.

    (c) Special Yield Protection Amount. Each time that all or part of the funding for a Purchaser s carrying of a Note shall be provided pursuant to a draw or utilization by such Purchaser of a Liquidity Document, the Issuer shall pay to such Purchaser, the Special Yield Protection Amount applicable to such drawing or utilization. The Special Yield Protection Amount, in respect of any drawing or utilization of a Liquidity Document, means the excess, if any, of (I) the Initial Drawing Interest Amount over (II) the Related Floating Rate Swap Payment. The Initial Drawing Interest Amount means the amount of interest accrued at the Initial Drawing Rate on the principal amount of such drawing or utilization for the period beginning on the date of such drawing or utilization and ending on the next Payment Date that occurs at least two (2) Business Days after such date (such period, the Initial Drawing Period ). The Related Floating Rate Swap Payment is the portion of the floating rate payment or payments due under the Swap in respect of the Initial Drawing Period that is allocable to the princial amount of the Notes corresponding to such drawing or utilization. The Initial Drawing Rate with respect to any Initial Drawing Period shall be (x) the Base Rate from the first day of such Initial Drawing Period through the last day preceding the third Business Day during such Initial Drawing Period and (y) the LIBOR Rate for the remainder of the Initial
Drawing Period.  The  LIBOR Rate  shall be equal to LIBOR plus 0.65%.   Base
Rate  means, on any date, a fluctuating rate of interest per annum equal to the higher of (x) the rate of interest most recently announced by Bank of Toyko-Mitsubishi Trust Company in New York, New York as its Prime Rate;
and (y) the then Federal Funds Rate plus 0.50% per annum.   Federal Funds
Rate means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rate on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Bank of Tokyo-Mitsubishi, Ltd., New York branch, as agent under the
Liquidity Document.   LIBOR  shall mean, in relation to any Initial Drawing
Period or other period as the case may be, the percentage rate per annum equal to (a) the offered rate for deposits in Dollars for a period equal to (or as close as practicable to) the period from the third Business Day during the Initial Drawing Period until the end of the Initial Drawing Period (the Initial LIBOR Period ) or other period as displayed at or about 11.00 a.m. (London time) on the first day of the Initial Drawing Period (the Quotation Date ) in question for such period on Telerate page 3750 (British Banker s Association Interest Settlement Rates) or such other page as may replace page 3750 from time to time; or (b) if on such Quotation Date no such rate is displayed on the Telerate page 3750 or such other replacement page, as the case may be, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple or one-sixteenth of one per cent (1/16%) of the offered rates (if any) for deposits in Dollars for a period equal to (or as close as practicable to) such period as displayed on the LIBOR page of the Reuter Monitor System at or about 11.00 a.m. (London time) on the Quotation Date for such period; or (c) if on such Quotation Date no such rates are displayed on such page of the Reuter Monitor System, the rate at which the Reference Bank is at or about 11.00 a.m. (London time) on such relevant Quotation Date in question offered by prime banks in the London Interbank Market deposits in Dollars for a period equal to (or as close as practicable to) such Initial LIBOR Period or other period as the case may be.

    (d) Breakage Amount. Within 10 days after demand by CP Conduit (Victory) or any Credit Support Party in respect of CP Conduit (Victory) (a "Breakage Party") (which demand shall be accompanied by a statement in reasonable detail setting forth the basis for such demand), the Issuer shall pay directly to the Trustee for the benefit of such Breakage Party such amount or amounts (the "Breakage Amount") as shall compensate such Breakage Party for any loss, cost or expense incurred by such Breakage Party in connection with any Hedging Agreements, as a result of any prepayment of principal of any Note held by such Breakage Party being made pursuant to Section 3.5 or Section 7.2 hereof. The determination by any such Breakage Party of any such loss, expense or amount shall be presumed correct, absent manifest error. The Trustee will deposit such amounts in the Collection Account for distribution in accordance with Article 5.

ARTICLE 4. RECEIPT, DISTRIBUTION AND APPLICATION OF NOTE PROCEEDS AND SDDI CONTRACT REVENUES.

    4.1  Payment Reserve Account.

         (a) The Trustee shall establish an account styled "RBF Exploration Payment Reserve Account" (the "Payment Reserve Account"), subject to the Trustee's sole dominion and control. From the proceeds received by the Issuer upon the issuance of the Notes pursuant hereto and pursuant to the Note Purchase Agreements, Issuer shall deposit or cause to be deposited an amount in the Payment Reserve Account equal to all regular interest payments to become due on the Notes prior to the inception of Phase Two (the "Phase One Interest Reserve") plus the first three (3) months of principal and interest payments to become due on the Notes after the inception of Phase Two (the "Phase Two Reserve Amount"). Any payments received by the Trustee from RBF II pursuant to the second sentence of Section 4.2 of the Construction Supervisory Agreement or pursuant to Section 4.1 thereof shall be deposited in the Payment Reserve Account (in addition to the Phase One Interest Reserve and the Phase Two Reserve Amount) to pay interest on the Notes during Phase One and thereafter as provided in clause 4.1(c) below. Any payments received by the Trustee pursuant to the SDDI Contract prior to the commencement of Phase Two (the "Phase One Contract Receipts") shall be deposited in the Payment Reserve Account, provided that any such payments deposited from the proceeds of said SDDI Contract shall not be deemed to satisfy either the Phase One Interest Reserve or the Phase Two Reserve Amount required to be held in the Payment Reserve Account, as aforesaid, and shall be held in addition thereto for application, if needed, on the last maturing installments of the Notes as provided in
    Section 5.1(a) or Section 5.3, as appropriate.

         (b) On each and every Phase One Payment Date, the Trustee shall withdraw an amount from the Payment Reserve Account (and shall deduct such amount from the amount deposited as Phase One Interest Reserve in the Payment Reserve Account pursuant to Section 4.1(a)) equal to any amount due under Section 3.4 of this Agreement and distribute such amount to the Note Holders as provided in Section 5.6.

         (c) Five (5) Business Days prior to a Phase Two Payment Date, the Trustee shall determine whether the sums received in the Collection Account pursuant to Section 4.3, 5.2 or 5.3 will be sufficient to cover the required payments of principal and interest due on the Notes under
    Article 3 hereof on the next Payment Date. In the event the Trustee determines that insufficient funds are available as aforesaid, the Trustee will give notice to the Issuer and each Note Holder three (3) Business Days prior to the Payment Date that a shortfall (a "Shortfall") exists, the amount thereof, the basis for such Shortfall and the Trustee's intention to draw on the Payment Reserve Account to cover such Shortfall. In such event, the Trustee will transfer an amount equal to the lesser of (i) the Shortfall and (ii) the balance in the Payment Reserve Account to the Collection Account on the Business Day next preceding the Payment Date. Thereafter, from time to time, the Payment Reserve Account shall be replenished as provided in Section 8.14.

    4.2  Construction Account.

         (a) The Trustee shall establish an account styled "RBF Exploration Construction Account" (the "Construction Account"), subject to the Trustee's sole dominion and control. From the proceeds received by the Issuer upon the issuance of the Notes pursuant hereto and pursuant to the Note Purchase Agreements, Issuer shall deposit or cause to be deposited in the Construction Account all proceeds received by the Issuer upon the issuance of the Notes pursuant hereto and pursuant to the Note Purchase Agreements, less any amounts used to fund the Payment Reserve Account.

         (b) Upon receipt of a duly completed Certificate of Requisition (with all required attachments) (which may be completed by and signed by the Sureties as provided in paragraph (3)(a) of the Performance Bond) together with a duly completed Engineer s Certification executed by the Independent Engineer, provided (unless the Certificate of Requisition is submitted by the Sureties as aforesaid) no Indenture Default or Indenture Event of Default has occurred and is continuing, the Trustee (subject to the priority of payment of any amounts due under Section 5.1(b)) shall advance the amount so requested from the Construction Account to the Building Account of the Issuer (or the Sureties as appropriate) on the date which is two (2) Business Days from the receipt by the Trustee of such Certificate of Requisition. By submission of each Certificate of Requisition to the Trustee, the Issuer shall be deemed to represent to the Trustee and the Note Holders that (i) the information contained in the Certificate of Requisition is true, (ii) the representations and warranties of the Issuer contained in this Indenture and in the Note Purchase Agreements and otherwise made in writing by or on behalf of the Issuer pursuant to the Indenture and the Note Purchase Agreements were true and correct when made and are true and correct at and as of the time of delivery of such certificate, except to the extent such representations and warranties are expressly limited to an earlier date or the Required Holders have expressly consented in writing to the contrary, (iii) the Issuer has performed and complied with all agreements and conditions contained in this Indenture and in the Note Purchase Agreements required to be performed or complied with by it prior to or at the time of delivery of such certificate, (iv) since the Purchase Date (as defined in the Note Purchase Agreement), no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Issuer or the Parent which would have a Material Adverse Effect, (v) there exists, and, after giving effect to the advance with respect to which such certificate is being delivered, will exist, no Indenture Default, (vi) no defaults or events which with notice or lapse of time could create a default have occurred and are continuing under the Construction Contract, the Construction Contract is in full force and effect and all work performed to date has been completed in a good and workmanlike manner and in compliance with the Construction Contract and the Specifications of the Drilling Rig and (vii) after the advance of funds requested by such certificate the funds remaining in the Construction Account will be sufficient for completion of the Drilling Rig in accordance with the Construction Contract, the Specifications therefor, the furnishing of the Owner s Supplies and for compliance with the SDDI Contract. If the Certificate of Requisition is submitted by the Sureties, the Sureties shall be deemed to make the representations set forth in (i) above to the Trustees and the Note Holders. On the Commencement Date, any moneys remaining in the Construction Account shall be transferred to the Collection Account.

    4.3  Collection Account.

         The Trustee shall establish an account styled "RBF Exploration Cash Collateral Account" (the "Collection Account") subject to the Trustee's sole dominion and control. Each payment to the Trustee under any Project Document (except as otherwise provided herein) and all payments under the Performance Bond and all payments under the SDDI Contract, other than any payment under the SDDI Contract made prior to the commencement of Phase Two (which shall be deposited and disbursed in accordance with Section 4.1) and other than the Lump Sum Payment (which shall be deposited and disbursed in accordance with Section 5.3), shall be deposited with the Trustee in the Collection Account and held in trust by it as part of the Trust Estate and disbursed as provided in
    Article 5 hereof.

ARTICLE 5.    RECEIPT, DISTRIBUTION AND APPLICATION OF TRUST ESTATE.

    5.1  Application of the Collection Account and the Construction Account

              When No Indenture Event of Default is continuing.

         (a) The Trustee shall, after the commencement of Phase Two and so long as no Indenture Event of Default shall have occurred and be continuing, apply any amounts in the Collection Account on the next succeeding Payment Date as follows:

         first, the amount required to reimburse any Trustee for any unpaid fees for its services under this Indenture and to reimburse any Trustee for any reasonable expenses (including reasonable external attorneys' fees) not previously reimbursed;

         second, the accrued unpaid interest and any applicable Make-Whole Amount, Special Yield Protection Amount and/or Breakage Amount due and payable to the Note Holders on any of the Notes, allocated among the Notes pursuant to Section 5.5 and distributed to the Note Holders thereof;

         third, the required prepayments of principal, if any, due and payable on the Class A1 Notes on such Payment Date, allocated among such Notes pursuant to Section 5.5 and distributed to the Note Holders thereof;

         fourth, the amount required to reimburse an Indemnified Party or other Person entitled to reimbursement under Section 13.17 hereof (except to the extent already provided for in the "first" provision above);

         fifth, to deposit with the Trustee (for deposit into the Payment Reserve Account) the amount, if any, by which the amount on deposit in the Payment Reserve Account (exclusive of the Phase One Interest Reserve and the Phase One Contract Receipts) is less than the Phase Two Reserve Amount.

         sixth, the amount required to pay any Yield Protection Amount due to any Note Holder or Credit Support Party; and

         seventh, the balance, if any, of such payment remaining shall be distributed to the Issuer or its assigns.

         (b) Before the Commencement Date, the Trustee shall, so long as no Indenture Event of Default shall have occurred and be continuing, in addition to the payment applications provided in Section 4.2(b), apply any funds in the Construction Account on the next succeeding Payment Date as follows:

         first, the amount required to reimburse any Trustee for any unpaid fees for its services under this Indenture and to reimburse any Trustee for any reasonable expenses (including reasonable external attorneys' fees) not previously reimbursed;

         second, to the extent funds for payment of accrued unpaid interest plus any applicable Make-Whole Amount, Special Yield Protection Amount and/or Breakage Amount owing on the Notes is unavailable for disbursement from the Payment Reserve Account pursuant to Section 4.1(b), the accrued unpaid interest plus any applicable Make-Whole Amount and/or Breakage Amount due and payable to the Note Holders on any of the Notes, allocated among the Notes pursuant to Section 5.5 and distributed to the Note Holders thereof;

         third, the amount required to reimburse an Indemnified Party or other Person entitled to reimbursement under Section 13.17 hereof (except to the extent already provided for in the "first" provision above);

         fourth, the amount required to pay any Yield Protection Amount due to any Note Holder or Credit Support Party; and

         fifth, any amount requested to pay any costs of construction and equipping of the Drilling Rig as provided in Section 4.2(b).

    5.2 (a) Payments in Case of an Event of Loss. All payments received by the Trustee as proceeds of insurance, condemnation, confiscation or otherwise by reason by an Event of Loss shall be deposited with the Trustee in the Collection Account and held in trust by it and applied when received in the same manner as provided in Section 5.3 below.

    (b) Payments in Case of a Partial Event of Loss. So long as there is no Indenture Event of Default that has occurred and is continuing, in the event of any accident, occurrence or event resulting in damage to the Drilling Rig that does not constitute an Event of Loss (a "Partial Loss"), to the extent the insurance proceeds do not exceed $5,000,000 such proceeds shall be paid directly to the Issuer for the repair of the Drilling Rig; and to the extent such proceeds of insurance equal or exceed $5,000,000 by reason of such Partial Loss they shall be payable to the Trustee as loss payee and shall be applied upon direction by the Trustee as follows:

              (i) To the Issuer to reimburse the Issuer for the actual costs incurred by the Issuer in connection with the repairs, upon receipt by the Trustee of the following:

                   (a) For progress payments, a certificate signed by a Responsible Officer of the Issuer certifying that all work for which reimbursement is requested has been completed as required by Section 8.3 hereof, in a good and workmanlike manner, the Issuer has expended funds in the full amount of all insurance deductibles and has obtained lien waivers with respect to any liens in excess of $1,000,000 individually or $5,000,000 in the aggregate that could attach with respect to such work, with such certificate to include an itemization of the costs incurred by the Issuer in connection with the repairs. For all progress payments prior to completion of all required repairs the Trustee shall withhold an amount equal to 10% of the completed repair cost to be disbursed upon final payment as provided under clause (b) below.

                   (b) For final payment (which will include the hold back amount called for in clause (a) above), a certificate signed by a Responsible Officer that all repairs have been completed as required by
                        Section 8.3, in a good and workmanlike manner, has obtained final lien waivers with respect to liens in excess of $1,000,000 individually or $5,000,000 in the aggregate that could attach with respect to such work, with the certificate to include an itemization of the costs incurred by the Issuer in connection with the repairs.

              (ii) Any insurance proceeds not paid pursuant to clause (i) above shall be paid pursuant to Section 5.1 or 5.3, as appropriate.

    5.3 Lump Sum Payment and Payments During Continuance of an Indenture Event of Default. Any Lump Sum Payment and all monies held or realized hereunder or in connection herewith in the Collection Account, Payment Reserve Account, Construction Account, proceeds of insurance, proceeds of the Performance Bond, or otherwise by the Trustee after an Indenture Event of Default shall have occurred and be continuing or after the acceleration of the Notes pursuant to Sections 7.2(a) or (b) (including any amounts realized by the Trustee from the exercise of any remedies pursuant to Article 7), as well as all payments or amounts then held or thereafter received by the Trustee as part of the Trust Estate while any such Indenture Event of Default shall be continuing, shall be applied by the Trustee as follows:

    first, so much of such monies, payments or amounts as shall be required to reimburse any Trustee for its default administration services and the costs and expenses of foreclosure or suit, if any, and the retaking, holding, preparing for sale or other disposition of the Collateral and the reasonable external attorneys fees and legal expenses incurred by any Trustee;

    second, so much of such monies, payments or amounts remaining as shall be required to reimburse (a), if the Sureties shall have made payment in full of all amounts (including Liquidated Damages) due pursuant to Section 6.1 of the Construction Supervisory Agreement as provided by Section 3(b) of the Performance Bond and the proceeds of such payment shall have been otherwise distributed pursuant to this
  Section 5.3, the Sureties to reimburse them for such payment and (b), subject to the foregoing clause (a), the holders of the Outstanding Notes for all theretofore unreimbursed payments paid by the then existing or prior holders of Outstanding Notes pursuant to any indemnity furnished to any Trustee shall be distributed to such holders ratably, without priority of one over the other, in the proportion that the amount of each such unreimbursed payment of each such holder of a Note bears to the aggregate amount of all such unreimbursed payments by all such holders of Outstanding Notes;

    third, so much of such monies, payments or amounts remaining as shall be required to pay the unpaid principal balance of all of the Outstanding Notes, plus all accrued and unpaid interest on such principal, plus any applicable Make-Whole Amount, Special Yield Protection Amount and/or Breakage Amount shall be distributed to the appropriate holders of such Notes without priority of one such holder over another in the proportion that the amount then owed to such holder bears to the aggregate amount of all such obligations which are then due and payable;

    fourth, so much of such monies, payments or amounts remaining as shall be required to reimburse any holders of the Outstanding Notes or any Indemnified Party for any expenses or other indemnity amount (including reasonable external attorneys fees) or other losses incurred by them (to the extent reimbursable hereunder and not previously reimbursed) shall be distributed to each such holder or Indemnified Party, ratably, without priority of one over the other, in the proportion that the amount of the expenses or other loss incurred by such holder or Indemnified Party bears to the aggregate amount of such losses or expenses incurred by all such holders or Indemnified Party;

    fifth, so much of such monies, payments or amounts remaining as shall be required to pay any other obligations of the Issuer hereunder (other than the obligation of the Issuer under Section 3.7(b)) or under any other Project Document to the holders of the Outstanding Notes which are then due and payable, shall be distributed to such holders ratably without priority of one such holder over another in the proportion that the amount then owed to such holder bears to the aggregate amount of all such obligations which are then due and payable;

    sixth, so much of such monies, payments or amounts remaining as shall be required to pay the Note Holders or any Credit Support Party any Yield Protection Amount;

    seventh, to the extent the Sureties shall have made any payment under the Performance Bond and shall not have been assigned the rights of the Trustee in the Trust Estate in the manner contemplated by the Performance Bond, so much of such monies, payments or amounts remaining as shall be required to reimburse the Sureties for all payments due to them under the Parent Indemnity; and

    eighth, the balance, if any, of such monies, payments or amounts shall be distributed to the Issuer or its assigns.

  5.4 Amounts Held by Trustee. Any amounts held by the Trustee in the Payment Reserve Account, Construction Account, Collection Account, or pursuant to any other provision hereof or any provision of any other Project Document providing for amounts to be held by the Trustee which are not distributed pursuant to the other provisions of this Article 5 shall be invested by the Trustee from time to time in Permitted Investments selected by the Issuer, provided such investments are managed such that maturities match required payments hereunder. All Permitted Investments shall be held in the name of the Trustees and control thereof shall be maintained by the Trustees as provided in Section 8-106 of the UCC. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such Permitted Investment, net of the Trustee's reasonable fees and expenses in making such Permitted Investment, shall be held and applied by the Trustee in the same manner as the principal amount of such Permitted Investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Indenture other than (i) investments on which the Trustee is the obligor and (ii) by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Trustee without instructions whenever the Trustee reasonably believes that such sale is necessary to make a distribution required by this Indenture.

  5.5 Allocation of Payments. Each payment applied to the Outstanding Notes pursuant to Articles 3, 4 or 5 shall be allocated among the appropriate Outstanding Notes in proportion to the respective outstanding principal amounts thereof, with adjustments to avoid fractions of one dollar ($1). All payments of principal of the Notes as and when called for hereunder, except those required pursuant to Section 3.4, shall be applied against the principal amount due at maturity and then against the last maturing prepayment installments of principal, if any, provided for in
Section 3.4.

  5.6 Method of Payment to Holders. The principal of, and Yield Protection Amount, Special Yield Protection Amount, any Make-Whole Amount and/or Breakage Amount and interest on, each Note and all other amounts payable to the holders of the Notes pursuant to this Indenture will be payable at the office of the Trustee, which has been designated as the agency of the Issuer in Section 8.8, in United States dollars in immediately available funds, prior to 9:00 a.m. Central time, on the due date thereof. Notwithstanding the foregoing or any provision in any Note to the contrary, the Trustee will pay, if so requested in writing by a holder of an Outstanding Note, all amounts payable by the Trustee hereunder to such holder, by wire transfer of immediately available funds to an account maintained by such holder with any other bank located in the United States. The Trustee acknowledges that the payment instructions given in Schedule A to the Note Purchase Agreements constitute the written notice required by the preceding sentence to make all payments on the Notes as provided therein. The Trustee shall institute the transfer of such funds prior to 11:00 a.m. Central time on such due date in accordance with this section if it has received funds prior to 9:00 a.m. Central time. If the Trustee fails to so institute the transfer of such funds and such funds are not received prior to the end of such due date, the Issuer agrees to compensate the Note Holders for the loss of the use of such funds.

  5.7 Method of Payment to Issuer or Sureties. Any amounts distributed hereunder by the Trustee to the Issuer or the Sureties shall be paid to the Issuer or the Sureties or as Issuer or the Sureties may otherwise direct by wire transfer of immediately available funds of the type received by the Trustee at such office and to such account or accounts of such entity or entities as shall be designated by written notice from the Issuer or the Sureties, as the case may be, to the Trustee from time to time.

  5.8 Payments for which No Application is Otherwise Provided. Any payments received by the Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in any other Project Document, shall be distributed by the Trustee (a) to the extent received or realized at any time prior to the payment in full of all obligations secured by this Indenture, in the order of priority specified in Section 5.1, 5.2 or 5.3, as appropriate, and (b) to the extent received or realized at any time after payment in full of all such obligations: first, to any continuing amount of the type provided in clause "first", "second", "fourth" and "fifth" of Section 5.3 and second, to the Issuer or as the Issuer may request.

ARTICLE 6.  EVIDENCE OF ACTS OF NOTE HOLDERS.

  6.1 Execution by Note Holders or Agents. Any request, consent, demand, authorization, direction, notice, waiver or other action provided by this Indenture to be given or taken by holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor and may be signed or executed by such holders in person or by agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer.

  6.2 Future Holders Bound. Any request, consent, demand, authorization, direction, notice, waiver or other action of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in pursuance of such action irrespective of whether or not any notation in regard thereto is made upon such Note.

ARTICLE 7.  INDENTURE DEFAULTS - REMEDIES

  7.1 Indenture Events of Default. One or more of the following events shall constitute an "Indenture Event of Default":

       (a) the Issuer shall default in the payment or prepayment when due of any principal of, or interest, or any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount or Special Yield Protection Amount, on any Note, or any fees or other amount payable by it hereunder or under any other Project Document and such default, other than a default of a payment or prepayment of principal, applicable Make-Whole Amount or Breakage Amount (which shall have no cure period), shall continue unremedied for a period of five (5) Business Days; or

       (b) any representation, warranty or certification at any time made or deemed made herein or in any other Project Document by the Issuer or the Parent, or any certificate furnished to any Purchaser or other holder of any Note or the Trustee pursuant to the provisions hereof or any other Project Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

       (c) (i) the Issuer shall default in the performance of any of its obligations under Sections 8.3(d)(y), 8.11, 8.12 and 8.14,
  Article 9 or any other Article of this Indenture other than under
  Article 8 (with the exception of Sections 8.3(d)(y), 8.11, 8.12 and 8.14) or in any obligation to maintain insurance as required by this Agreement or the First Preferred Ship Mortgage; or (ii) the Issuer shall default in the performance of any of its obligations under
  Article 8 (with the exception of Sections 8.3(d)(y), 8.11, 8.12 and 8.14) or any other Project Document (other than the payment of amounts due which shall be governed by Section 7.1(a)), and any such default described in clause (ii) shall continue unremedied by Issuer or Parent (or shall continue unwaived by the Required Holders) for a period of thirty (30) days after the earlier to occur of (x) notice thereof to the Issuer by the Trustee or any Note Holder and (y) the date when a Responsible Officer of the Issuer or of the Parent has actual knowledge of the existence of such default; or

       (d) the Issuer shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

       (e) the Issuer shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
  (ii) make a general assignment for the benefit of its creditors,
  (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing;
  or

       (f) a proceeding or case shall be commenced, without the application or consent of the Issuer, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts,
  (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Issuer of all or any substantial part of its assets, or (iii) similar relief in respect of the Issuer under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or (iv) an order for relief against the Issuer shall be entered in an involuntary case under the Federal Bankruptcy Code; or

       (g) a judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or arbitrator against the Issuer and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Issuer shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

       (h) any of the Project Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, or the Issuer or the Parent shall so state in writing; or

       (i)  the Issuer discontinues its usual business; or

       (j) Parent, SDDI, Royal Dutch Shell, RBF II or, prior to satisfaction of the Operational Period Conditions Precedent, one of the Sureties takes, suffers or permits to exist with respect to itself any of the events or conditions of the type referred to in paragraphs
  (d), (e), (f) or (i) hereof; or

       (k) a default, Default or Event of Default shall occur under the Construction Supervisory Agreement, the Operation and Maintenance Agreement, the Performance Guarantee, the Refundment Guarantee, the Performance Bond or the SDDI Contract after giving effect to any grace periods in such contracts; or

       (l) any default occurs in the obligations of the Owner (as defined in the Construction Contract) under the Construction Contract after giving effect to any grace periods in the Construction Contract; or

       (m) at any time after the Commencement Date, the SDDI Contract shall for any reason terminate or cease to be in full force and effect or SDDI (or any other permitted assignee in accordance with the SDDI Contract) ceases to be a party to the SDDI Contract; or

       (n) the Issuer shall cease to be a 100% owned Subsidiary of the Parent, directly or indirectly;

       (o) The Issuer shall fail to execute, deliver and permanently record the First Preferred Ship Mortgage and deliver the opinion of Issuer s counsel in the form of Annex E hereto upon delivery of the Drilling Rig by Hyundai under the Construction Contract; or

       (p) the Performance Bond terminates for any reason prior to Completion (as defined in the Construction Supervisory Agreement).

  7.2  Acceleration of Notes.

  (a) Acceleration by Trustee. If an Indenture Event of Default exists under any of Subsections 7.1(d), (e) or (f), the Notes then Outstanding shall automatically become forthwith due and payable. If any other Indenture Event of Default exists, the Trustee upon written request of the Required Holders, shall declare the entire principal of and all interest accrued on all the Notes then Outstanding and the applicable Make-Whole Amount and/or Breakage Amount, if any, to be, and such Notes shall thereupon become, forthwith due and payable together with all interest accrued thereon and the applicable Make-Whole Amount and/or Breakage Amount, if any, and all other amounts due and payable under the Project Documents to the Trustee and/or the Note Holders and the Credit Support Parties. In either such case, the Outstanding Notes shall become due and payable without any presentment, demand, protest, notice of protest, notice of acceleration or intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by the Issuer, and the Issuer will forthwith pay to the Trustee for the benefit of all holders of the Notes then Outstanding the entire principal of and interest accrued on their respective Notes (but specifically excluding unearned interest) and, to the extent permitted by applicable law and for the reasons set forth in the first sentence of Section 3.7, the applicable Make-Whole Amount and/or Breakage Amount, if any, for the then entire outstanding principal of the Notes as of the date of such declaration or automatic acceleration.

  (b)  Acceleration by Individual Holder.  Subject to the provisions of
Section 7.3, during the existence of an Indenture Event of Default described in Section 7.1(a) or 7.1(c) (to the extent the Indenture Event of Default described in Section 7.1(c) is with respect to the obligation to maintain or repair the Drilling Rig or to maintain insurance as required by this Indenture or the First Preferred Ship Mortgage or to the obligations set forth in Sections 8.11, 8.12 or 9.19) and irrespective of whether the Trustee shall have declared all the Notes to be due and payable pursuant to Section 7.2(a), any holder of an Outstanding Note which has not consented to a waiver with respect to such Indenture Event of Default described in Section 7.1(a) or 7.1(c) may, at its option, by notice in writing to the Issuer and the Trustee, declare the entire principal of, and all interest accrued on, such holder's Notes then Outstanding and the applicable Make-Whole Amount and/or Breakage Amount, if any, to be, and such holder's Notes shall thereupon become, forthwith due and payable together with all interest accrued thereon and the applicable Make-Whole Amount and/or Breakage Amount, if any, without any presentment, demand, protest, notice of protest, notice of acceleration or intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by the Issuer, and the Issuer shall forthwith pay to such holder the entire principal of and interest accrued on its Notes (but specifically excluding unearned interest) and, to the extent permitted by applicable law and for the reasons set forth in the first sentence of
Section 3.7, the amount of the applicable Make-Whole Amount and/or Breakage Amount, if any, for the then entire outstanding principal of such Notes as of the date of such declaration by such holder. Such Notes shall be surrendered by the holder thereof upon such full payment thereof with a Written Request for such surrender by, and at the sole cost and expense of, the Issuer.

  (c) Nonwaiver and Expenses. No course of dealing on the part of any holder of the Notes or on the part of any Trustee nor any delay or failure on the part of any holder of the Notes or on the part of any Trustee to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. If the Issuer fails to pay when due the principal of, or interest, any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount or Special Yield Protection Amount on any Note, or fails to comply with any other provision of this Indenture, the Issuer will pay to the holders of the Notes and to each Trustee, to the extent permitted by law, such further amounts as shall be sufficient to cover such costs and expenses, including but not limited to reasonable external attorneys' fees and disbursements, as may be incurred by such holder or by such Trustee, or both, in collecting any sums due on the Notes or in otherwise enforcing any of their rights.

  7.3 Annulment of Acceleration of Notes. If (i) a declaration is made pursuant to Section 7.2(a) by the Trustee, then, and in every such case, the Required Holders may, by written instrument filed with the Issuer and the Trustee, rescind and annul such declaration, and the consequences thereof or (ii) a declaration is made pursuant to Section 7.2(b) by a holder of any of the Notes, then, such holder may, by written instrument filed with the Issuer and the Trustee, rescind and annul such declaration, and the consequences thereof; provided, that at the time such declaration is annulled and rescinded:

       (a) no judgment or decree has been entered for the payment of any monies due on or pursuant to the Notes or this Indenture;

       (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Indenture, except any principal of, or interest or any applicable Make-Whole Amount and/or Breakage Amount on, the Notes which has become due and payable solely by reason of such declaration under Section 7.2(a) or Section 7.2(b), shall have been duly paid;

       (c) each and every other Indenture Default and Indenture Event of Default shall have been waived pursuant to Section 11.2 or otherwise made good or cured;

and, provided further, that no such rescission and annulment shall
(i) extend to or affect any subsequent Indenture Default or Indenture Event of Default or (ii) impair any right consequent thereon.

  7.4  Default Remedies.

  (a) If an Indenture Event of Default exists, each Trustee may exercise (i) all of the rights and remedies granted to such Trustee hereunder and/or under each of the other Project Documents, and (ii) all of the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York or in effect in any other jurisdiction, the laws of which are applicable to the Collateral (the "UCC"). Any Trustee (including any agent appointed by the Trustee) may take possession of all or any part of the Properties covered or intended to be covered by the Lien created by this Indenture or by any other Project Document, and such Trustee may exclude the Issuer and all Persons claiming under the Issuer wholly or partly therefrom. Without limiting the foregoing, if any Indenture Event of Default exists, any Trustee may from time to time in its discretion, without notice (except as expressly provided in this Section 7.4) do any of the following:

            (i) subject to compliance with any mandatory legal requirements, take immediate possession of the Collateral, and require the Issuer to, and the Issuer hereby agrees that it will at its expense and upon request of any Trustee forthwith, assemble all or part of the Collateral as reasonably directed by such Trustee and make it available to such Trustee at a place or places to be designated by such Trustee which are reasonably convenient to both parties. In any event, Issuer shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and Trustee shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risk insured;

            (ii) either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, subject to compliance with any mandatory legal requirements, dispose of by public or private proceedings conducted at its office, on the premises of the Issuer, at any site where any Collateral is located, or elsewhere, all or any part of the Collateral, as a unit or in parts and separately or in combination with any other Collateral, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Trustee's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the obligations secured by this Indenture have been paid and performed in full), and at any such sale it shall not be necessary to move any of the Collateral to any location of sale, or to assemble, prepare in any manner or exhibit any of the Collateral (the Issuer hereby acknowledging that the Collateral is not of a type for which moving, assembling, preparation in any manner or exhibition is necessary for a commercially reasonable sale);

            (iii) buy the Collateral, or any part thereof, at any public sale;

            (iv) buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

            (v) retain the Collateral in satisfaction of the obligations secured by this Indenture whenever the circumstances are such that any Trustee is entitled to do so under the UCC or otherwise (but under no circumstances will any Trustee be deemed to have elected to retain the Collateral in satisfaction of such obligations unless it shall have sent written notice of such election to the Issuer);

            (vi) take possession of all books and records of Issuer pertaining to the Collateral. Each Trustee shall have the authority (subject to compliance with any mandatory legal requirements) to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon, and remove the same therefrom without liability;

            (vii) apply proceeds of the disposition of the Collateral to the obligations hereby secured in the manner set forth in this Indenture and permitted by the UCC or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable external attorneys' fees and legal expenses incurred by each Trustee;

            (viii) appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by each Trustee of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of each Trustee;

            (ix) receive, change the address for delivery, open and dispose of mail addressed to Issuer, and to execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Issuer;

            (x) notify or require Issuer to notify account debtors that the accounts have been assigned to each Trustee and direct such account debtors to make payments on the accounts directly to each Trustee. To the extent each Trustee does not so elect, Issuer shall continue to collect the accounts. Each Trustee or its designee shall also have the right, in its own name or in the name of Issuer, to do any of the following: (A) to demand, collect, receipt for, settle, compromise any amounts due, give acquittance for, prosecute or defend any action which may be in relation to any monies due or to become due by virtue of, the accounts; (B) to sell, transfer or assign or otherwise deal in the accounts or the proceeds thereof or the related goods, as fully and effectively as if each Trustee were the absolute owner thereof; (C) to extend the time of payment of any of the accounts, to grant waivers and make any allowance or other adjustment with reference thereto; (D) to endorse the name of Issuer on notes, checks or other evidences of payments on Collateral that may come into possession of each Trustee; (E) to take control of cash and other proceeds of any Collateral;
       (F) to sign the name of Issuer on any invoice or bill of lading relating to any Collateral, or any drafts against account debtors or other Persons making payment with respect to Collateral; (G) to send a request for verification of accounts to any account debtor; (H) to send billing notices to SDDI pursuant to the SDDI Contract; and (I) to do all other acts and things necessary to carry out the intent of this Indenture; and

            (xi) exercise all other rights and remedies permitted by law or in equity.

       (b) The Issuer agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days' notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

       (c)   In addition to any other remedies provided under this
  Article 7, the Trustee at the written direction of the Required
  Holders shall appoint a substitute contractor in accordance with
  Section 2.2.4.1 of the SDDI Contract.

  7.5  Other Enforcement Rights.

       (a) Each Trustee may, but unless first requested so to do by the Required Holders and furnished with indemnity reasonably satisfactory to it pursuant to Section 10.3(f) hereof shall not (subject to the provisions of Section 10.1) be under any obligation to, proceed to protect and enforce this Indenture, the Notes and any other Project Document by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein or therein provided, or for foreclosure thereunder, or for the appointment of a receiver or receivers for the foreclosure thereunder, or for the appointment of a receiver or receivers for the Trust Estate or other Collateral or any part thereof, for the recovery of judgment for the obligations hereby secured or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

       (b) In case an Indenture Event of Default has occurred and is continuing and there shall be pending any case or proceedings for the bankruptcy or for the reorganization or arrangement of the Issuer, the Parent or SDDI, under the federal bankruptcy laws or any other applicable law or in connection with the insolvency of the Issuer, the Parent or SDDI, or in case a custodian, receiver or trustee shall have been appointed for the Issuer, the Parent or SDDI, or in case of any other proceedings in respect of the Issuer, the Parent or SDDI, the Trustee may file such proof of claim and other papers or documents as may be necessary or advisable in order to have the claims of any Trustee and of the Note Holders allowed in any judicial proceedings relative to the Issuer, the Parent or SDDI, and, irrespective of whether the principal of all of the Notes shall then be due and payable as therein expressed, by proceedings for the prepayment thereof, by declaration or otherwise, the Trustee shall be entitled and empowered to file and prove a claim for the whole amount of principal, applicable Make-Whole Amount and/or Breakage Amount (if any) and interest owing and unpaid in respect of the Notes, and any other sum or sums owing thereon or pursuant thereto or pursuant hereto, and to collect and receive any or other Property payable or deliverable on any such claim, and to distribute the same as provided in Section 5.3; and any receiver, custodian, assignee or trustee in bankruptcy, trustee or debtor in reorganization or trustee or debtor in any proceedings for the adoption of an arrangement is hereby authorized by each holder of any Note, by the acceptance of the Note or Notes held by it, to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Note Holders, to pay to each of the Trustees any amount due it for compensation and expenses, including reasonable external counsel fees, incurred by it up to the date of such distribution; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to accept or adopt, on behalf of any holder of the Notes, any plan of reorganization or readjustment of the Issuer affecting the Notes or the rights of any holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any holder in any such proceedings.

       (c) The Issuer hereby irrevocably appoints the Trustee as the Issuer's attorney-in-fact and proxy, with full authority in the place and stead of the Issuer and in the name of the Issuer or otherwise, from time to time during the continuance of an Indenture Event of Default in the Trustee's discretion, to take any action and to execute any instrument which the Trustee may deem necessary or advisable to accomplish the purposes of this Indenture, including, without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral; and (b) to file any claims or take any action or institute any proceedings which the Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Trustee with respect to any of the Collateral. Without limiting the generality of the foregoing and whether or not an Indenture Event of Default shall have occurred and be continuing, the Trustee shall have the right to receive, collect and endorse all checks made payable to the Issuer or the Issuer's order representing payments under the SDDI Contract or any payment on account of any of the Collateral and to give full discharge therefor.

       (d) If the Issuer or the Parent fails to perform any act or to take any action which hereunder or under any other Project Document to which it is a party, the Issuer or the Parent is required (or has the right) to perform or take, or to pay any money which hereunder or under any other Project Document the Issuer or the Parent is required to pay, the Trustee, in the Issuer's or the Parent's name or in its own name, may (but shall not be obligated to) following notice to the Issuer or Parent perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by the Trustee, and any money so paid by the Trustee, shall be a demand obligation owing by the Issuer and shall bear interest from the date of making such payment until paid at the Default Rate and shall be secured by this Indenture and by any other instrument securing the obligations secured hereby. Upon making any such payment, the Trustee shall be subrogated to all of the rights of the Person receiving such payment, which rights will be held by the Trustee to secure the obligations secured hereby.

       (e) Unless and until the rights of the Trustee in the Trust Estate have been assigned to the Sureties as provided in the Performance Bond, anything in this Indenture to the contrary notwithstanding, the Required Holders shall have the right, at any time, by an instrument or instruments in writing, executed and delivered to any Trustee and providing for indemnity satisfactory to it pursuant to Section 9.3(f), to direct the method and place of conducting all proceedings to be taken by the Trustee in connection with the enforcement of the terms and conditions of this Indenture; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

  7.6  Effect of Sale, etc.

       (a) Any sale or sales pursuant to the provisions hereof or of any other Project Document, whether under the power of sale granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest the Issuer of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Trust Estate or other Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under the Issuer. At any such sale, the holder of any Note may bid for and purchase the Property sold and may make payment therefor as set forth below, and any Note Holder so purchasing any such Property, upon compliance with the terms of sale may hold, retain and dispose of such Property without further accountability.

       (b) The receipt by any Trustee, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Trust Estate or other Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any holder of Outstanding Notes is the successful purchaser, it may, in paying the purchase price, turn in any of its Notes in lieu of cash in the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and if the cash amounts so payable thereon shall be less than the amount due therein, said Notes shall be returned to the holders thereof after a notation of each partial prepayment shall have been made thereon.

  7.7 Restoration of Rights and Remedies. If any Trustee shall have instituted any proceeding to enforce any right or remedy under this Indenture or under any other Project Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Trustee, then and in every such case such Trustee, the Issuer and the holders of the Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder or under any other Project Document, and thereafter all rights and remedies of such Trustee shall continue as though no such proceeding had been instituted.

  7.8 Application of Sale Proceeds and Deficiency. The proceeds of any exercise of rights with respect to the Trust Estate or any other Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder shall be paid to and applied as described in Section 5.3. In the event that at any time and from time to time the payments under the SDDI Contract then collected by the Trustee and the proceeds of any sale, collection or realization of or upon Collateral by the Trustee are insufficient to pay all the obligations secured by this Indenture, the Issuer shall be liable for the deficiency, together with interest thereon as provided in the governing Project Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees and disbursements of any external attorneys employed by the Trustee or any holder of an Outstanding Note to collect such deficiency.

  7.9 Cumulative Remedies. No delay or omission of any Trustee or of the holder of any Note to exercise any right or power hereunder or under any other Project Document arising from any Indenture Default or Indenture Event of Default or failure of performance on the part of the Issuer shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Indenture Default or Indenture Event of Default. No waiver by any Trustee, or the holder of any Note, of any such Indenture Default or Indenture Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder or under any other Project Document is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any other Project Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, Collateral or guaranty for the payment of the obligations secured under this Indenture operate to prejudice, waive or affect the security of this Indenture or any other Project Document or any rights, powers or remedies hereunder or under any other Project Document, nor shall any Trustee or any holder of any Note be required to first look to, enforce or exhaust such other or additional security, Collateral or guaranties. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Issuer contained in this Indenture, or in any document referred to herein or in any agreement supplementary hereto or in any other Project Documents shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of the Issuer herein contained. To the extent of overlap of any security interest or lien granted hereunder or under any other Project Document on any particular Collateral, the Trustee may elect to exercise rights and remedies under either or, if appropriate, both of such security interests or liens.

  7.10 Limitations on Suits. Except as provided in Section 7.2(b), no holder of any Note issued hereunder shall have the right to institute any suit, action or proceeding at law or in equity, for the execution of any trust or power granted to the Trustees under this Indenture or any other Project Document or for any other remedy under or upon this Indenture or any other Project Document, unless (a) the Required Holders shall have made Written Request upon the applicable Trustee to exercise the powers herein granted or to institute such action, suit or proceeding in its own name;
(b) such holder or said holders shall have offered to such applicable Trustee the security and indemnity reasonably satisfactory to it as provided under Section 10.3(f); and (c) such applicable Trustee shall have refused or failed to comply with such Written Request for a period of thirty (30) days after such Written Request shall have been received by it. Such notification, request, offer of indemnity and refusal or failure are hereby declared, in every case, to be conditions precedent to the exercise by any holder of a Note of any remedy hereunder; it being understood and intended that no one or more holders of Notes shall have any right in any manner whatever by its or their action to enforce any right under this Indenture or any other Project Document, except in the manner herein provided, and that all judicial proceedings to enforce any provision of this Indenture or any other Project Document shall be instituted, had and maintained in the manner herein or any other Project Document provided and for the equal and proportionate benefit of all holders of the Outstanding Notes.

  7.11 Suits for Principal and Interest.  Nothing contained in
Section 7.10 or in any other provision of this Indenture or in the Notes shall affect or impair the obligation of the Issuer, which is absolute and unconditional, to pay (or cause to be paid from the Trust Estate or other Collateral as in Article 4 or 5 provided) the principal of, any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount and interest on, the Notes to the holders thereof on the dates when due, respectively, and at the place specified in
Section 5.6, or affect or impair the right of action, which is also absolute and unconditional, of such holders to institute suit to enforce such payment by virtue of the contract embodied in the Notes.

  7.12 Waiver by the Issuer.

       (a) In granting to the Trustee the power to enforce its rights hereunder without prior judicial process or judicial hearing, the Issuer expressly waives, renounces and knowingly relinquishes (to the extent it may lawfully do so) any legal right which might otherwise require the Trustee to enforce its rights by judicial process. In so providing for non-judicial remedies, the Issuer recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent the Trustee or the Issuer from resorting to judicial process.

       (b) The Issuer by becoming a party to any Project Document (to the extent that it may lawfully do so) hereby covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any stay (except in connection with a pending appeal of a judgment in a legal proceeding), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on any of the Notes or this Indenture or any other Project Document; and the Issuer by becoming a party to any Project Document (to the extent it may lawfully do so) hereby expressly waives and relinquishes all benefit and advantage of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power herein granted and delegated to any Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

       (c) The Issuer waives any right to require the Trustee or the holders of the Outstanding Notes to proceed against any other Person, or to exhaust any Collateral or other security for the obligations secured hereby, or to have any other Person joined with the Issuer in any suit arising out of such obligations or the Project Documents, or to pursue any other remedy in the Trustee's or such holders' power. The Issuer further waives any and all notice of acceptance of this Indenture by any other Person directly or indirectly liable for such obligations from time to time. The Issuer further waives any defense arising by reason of any disability or other defense of any other Person or by reason of the cessation from any cause whatsoever of the liability of any other Person liable for the obligations secured hereby. Until all of such obligations shall have been paid in full, the Issuer shall have no right to subrogation and the Issuer waives the right to enforce any remedy which the Trustee or the holders of the Outstanding Notes have or may hereafter have against any other Person liable for such obligations, and the Issuer waives any benefit of any right to participate in any security whatsoever now or hereafter held by the Trustee or the holders of the Outstanding Notes. The Issuer authorizes the Trustee and the holders of the Outstanding Notes, without notice or demand and without any reservation of rights against the Issuer and without affecting the Issuer's liability hereunder or on the obligations secured hereby, from time to time to
  (a) take or hold any Property other than the Collateral from any other Person as security for such obligations, and exchange, enforce, waive and release any or all of such Property, (b) apply such Property and direct the order or manner of sale thereof as the Trustee and the Required Holders may in their discretion determine, and (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any other Person in respect of the obligations secured hereby or other security for such obligations.

ARTICLE 8.  AFFIRMATIVE COVENANTS.

  The Issuer covenants and agrees that, so long as any of the commitments are in effect and until payment in full of all Notes issued hereunder, all interest thereon and all other amounts payable by the Issuer hereunder or secured hereby:

  8.1 Financial Statements. The Issuer shall deliver, or shall cause to be delivered, to the Trustee, the Sureties (so long as the Performance Bond is outstanding or amounts are due to the Sureties as a result of payments made by them thereunder) and each Note Holder (and at a Note Holder s direction, any Credit Support Party):

       (a) As soon as available and in any event within 120 days after the end of each fiscal year of the Issuer the audited statements of operations, stockholders' equity and cash flow, of the Issuer for such fiscal year, and the related balance sheet of the Issuer as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by (i) the related opinion of Arthur Andersen LLP, or such other independent public accountants of recognized national standing acceptable to the Required Holders, which opinion shall state that said financial statements fairly present the financial condition and results of operations of the Issuer as at the end of, and for, such fiscal year, that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and footnoted and such opinion shall not contain a "going concern" or scope or like qualification or exception and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances and (ii) a certificate of such accountants stating that in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Indenture Default or Indenture Event of Default.

       (b) Within five (5) Business Days after the filing thereof, copies of Parent s Form 10-K filing with the Securities and Exchange Commission or, if Parent ceases to make such filings, as soon as available and in any event within 120 days after the end of each fiscal year of the Parent, the audited consolidated statements of operations, stockholders' equity, and cash flow, of the Parent and its consolidated subsidiaries for such fiscal year, and the related balance sheet of the Parent and its consolidated subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of Arthur Andersen LLP, or such other independent public accountants of recognized national standing acceptable to the Required Holders, which opinion shall state that said financial statements fairly present the financial condition and results of operations of the Parent and its consolidated subsidiaries as at the end of, and for, such fiscal year, that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and footnoted and such opinion shall not contain a "going concern" or scope or like qualification or exception and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances.

       (c) As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Issuer the unaudited statements of operations and cash flows of the Issuer for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the financial condition and results of operations of the Issuer in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments) and further stating whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Indenture Default or Indenture Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Issuer is taking and proposes to take with respect thereto.

       (d) Within five (5) Business Days after the filing thereof, copies of Parent s Form 10-Q filing with the Securities and Exchange Commission or, if Parent ceases to make such filings, as soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Parent, the unaudited consolidated statements of operations of the Parent and its consolidated subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case, in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Parent and its consolidated subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

       (e) Within the period provided in paragraph (a) above, a certificate of a Responsible Officer of the Issuer stating whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Indenture Default or Indenture Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Issuer is taking and proposes to take with respect thereto.

       (f) Promptly and in any event within three (3) Business Days after the Issuer knows that any Indenture Default or Indenture Event of Default or any Material Adverse Effect has occurred, a notice of such Indenture Default or Indenture Event of Default or Material Adverse Effect, and promptly and in any event within three (3) Business Days after the Issuer knows of any material default under the SDDI Contract, the Construction Supervisory Agreement, the Refundment Guarantee, the Performance Bond or the Operation and Maintenance Agreement a notice of such default, in each case, describing the same in reasonable detail and the action the Issuer proposes to take with respect thereto.

       (g) Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Issuer, or the Parent to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Issuer or the Parent with or received by the Issuer or the Parent in connection therewith from any securities exchange or the Securities and Exchange Commission or any successor agency.

       (h) From time to time such other information regarding the business, affairs or financial condition of the Issuer or the Parent reasonably related to the Issuer or the Parent (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Purchaser or other Note Holder or the Trustee or either of the Sureties or any Credit Support Party may reasonably request.

  8.2 Litigation. The Issuer shall promptly give to the Trustee, the Sureties and each Note Holder (and at the direction of a Noteholder the Credit Support Parties) notice of any material litigation or proceeding against or adversely affecting the Issuer or the Parent in which the amount involved is not covered in full by insurance (over and above reasonable deductibles or other self-insured retentions) or in which the Issuer has received notice from any insurer reserving its rights or contesting coverage under any policy (subject to normal and customary deductibles, or in which injunctive or similar relief is sought. The Issuer will promptly notify the Trustee, the Sureties and each Note Holder of all claims, judgments, Liens or other encumbrances affecting any Property of the Issuer if the aggregate value of such claims, judgments, Liens or other encumbrances affecting such Property shall exceed $1,000,000.

  8.3  Acceptance of Drilling Rig, Maintenance, Etc.

       (a) The Issuer shall: (i) preserve and maintain its corporate existence and all of its material rights, privileges, licenses and franchises; (ii) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of, or in relation to its business and activities in accordance with GAAP consistently applied; (iii) comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; (iv) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property, all trade accounts payable in accordance with usual and customary business terms and all claims for work, labor or materials prior to the date on which any Lien (other than Liens for obligations that have not been outstanding more than 60 days, unless action has been taken to file or enforce such Liens) or penalties attach thereto, except for any such tax, assessment, charge, levy, account payable or claim, the payment of which is being Contested In Good Faith; (v) permit a Trustee, any holder of the Notes and any Credit Support Party to visit and inspect, under the Issuer's guidance, any of the properties of the Issuer, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees, and independent public accountants (and by this provision the Issuer authorizes said accountants to discuss with any holder of the Notes the finances and affairs of the Issuer) all at such reasonable time, upon reasonable notice and as often as may be reasonably requested and the Issuer agrees to reimburse such holder for all reasonable expenses incurred thereby promptly upon demand, and (vi) keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry or cause to be carried such other insurance as is usually carried by such Persons including, without limitation, (1) until Issuer's acceptance of the Drilling Rig pursuant to Article VII of the Construction Contract full coverage of the Owner's Supplies to the full replacement value thereof and naming the Trustee as loss payee or as an additional insured as its interest may appear, as applicable, and (2) after Issuer's acceptance of the Drilling Rig pursuant to
  Article VII of the Construction Contract, insurance as required by each of the SDDI Contract and the First Preferred Ship Mortgage, all such policies to provide that (i) there shall be no recourse against the Trustee or any Note Holder for the payment of premiums or commissions, (ii) if such policies provide for the payment of assessments or advances, there shall be no recourse against the Trustee or any Note Holder for the payment thereof. All policies shall provide that the insurers shall also provide to the Trustee thirty (30) days' prior written notice of any material change in the coverage of such insurance as well as ten (10) days' prior written notice of any cancellation of such insurance in the event of non-payment of premiums and seven (7) days' prior written notice of any cancellation of such insurance for war risk.

       (b) Contemporaneously with the delivery of the financial statements required by Section 8.1 to be delivered for each year, the Issuer will furnish or cause to be furnished to the Trustee a certificate of insurance coverage from each insurer in form and substance reasonably satisfactory to the Trustee and the Required Holders.

       (c) The Construction Contract will not be amended or modified (including modification or changes pursuant to Article V of the Construction Contract) without the approval of the Required Holders if such amendment or modification will change the time of delivery of the Drilling Rig by more than thirty (30) days (but in no event beyond the Outside Date), materially modify the plans and Specifications for the Drilling Rig, decrease the fair market value of the Drilling Rig when completed or in any way modify the Drilling Rig in a manner which could impair the ability of the Issuer and the Drilling Rig to comply with the terms of the SDDI Contract. In this connection, the Issuer will maintain the Construction Contract in full force and effect and, except for immaterial variances and immaterial waivers, comply with all terms and provisions thereof including, without limitation, maintenance of insurance as required by the Construction Contract and enforce the compliance with the terms thereof by the contractor thereunder.

       (d) The Issuer will accept delivery of the Drilling Rig pursuant to Article VII of the Construction Contract only if (i) the Drilling Rig has been constructed and is complete in accordance with the terms of the Construction Contract including, without limitation, the Specifications and all terms and conditions thereof or (ii) the Issuer s acceptance is authorized by all of the Note Holders. Immediately, upon such acceptance, the Issuer will cause the Drilling Rig to (x) be covered by insurance required by Section 2.13 of the First Preferred Ship Mortgage and the Indenture with such insurance being in full force and effect and all premiums due in respect thereof paid, (y) be documented in the name of the Issuer under the laws of the United States of America with no other filing, recordation or registration of any other document or instrument necessary in order to establish the Issuer s good and valid title thereto and (z) be covered by the First Preferred Ship Mortgage which shall have been duly filed with the U.S. Coast Guard National Vessel Documentation Center and be a first preferred ship mortgage effective as against creditors of and purchasers from the Issuer, securing all obligations secured thereby and further the Issuer shall have delivered to the Trustee an opinion of Issuer s counsel as to the title to the Drilling Rig and the authorization, execution, delivery, validity, enforceability and priority of the First Preferred Ship Mortgage in the form of Annex E hereto.

       (e) The Issuer will maintain the Drilling Rig and all equipment used in connection therewith in a good running order, repair and first class condition and in compliance with the SDDI Contract and all Governmental Requirements and within the class designation as set out in the definition of Operational Period Conditions Precedent and with all equipment capable of operation within the tolerances designated in the Specifications and at all times registered as a vessel under the laws of the United States of America and otherwise operate the Drilling Rig or cause the Drilling Rig to be operated in United States territorial waters in the Gulf of Mexico or in the Gulf of Mexico on or above the outer Continental Shelf of the United States; provided, however, if SDDI requires the Drilling Rig to change location pursuant to the SDDI Contract, the Drilling Rig may be moved to such location as SDDI so requires; and as set forth in Section 1 of the SDDI Contract and in accordance with the SDDI Contract and the practices of the industry and in compliance with all other applicable contracts and agreements and otherwise in a careful efficient manner and in compliance with all Governmental Requirements.

       The Issuer s maintenance obligations hereunder shall include, without limitation, causing the surveys and inspections referred to in Annex C hereto to be timely conducted and satisfactorily passed with the 5 year surveys and inspections conducted and passed prior to the Maturity Date.

       In the event of any damage to the Drilling Rig from any casualty having an estimated repair cost in excess of $1,000,000, the Issuer shall give prompt written notice thereof to the Trustee, which notice shall set forth in reasonable detail the nature and extent of the damage, an estimate of the cost of repairs and an estimate of the length of time necessary to repair such damage. Such notice shall also state whether the Issuer considers such damage to constitute an Event of Loss, which statement shall not, however, be determinative. With respect to any casualty damage other than an Event of Loss, regardless of whether insurance proceeds are available, the Issuer shall promptly and diligently repair the Drilling Rig or cause the Drilling Rig to be repaired to the same condition as it was before such damage and in compliance with the foregoing requirements of this
  Section 8.3(d), free and clear of all liens and encumbrances other than Excepted Liens. All contracts for any such repairs shall be assigned to the Trustee as part of the Trust Estate as security for Issuer's obligations hereunder. Such assignment may be effected by a blanket assignment and by specific assignments with respect to third party contracts in excess of $100,000. In the event of any damage that constitutes an Event of Loss, then the Issuer shall be relieved of the foregoing repair obligations subject to repayment in full of all principal, interest and all other amounts payable under the Notes and the other Project Documents in compliance with the provisions of
  Section 3.5 hereof.

       (f)(i) The Issuer will maintain the Construction Contract, the Construction Supervisory Agreement, the Refundment Guarantee, the Performance Guarantee, the Performance Bond, the SDDI Contract and the Operation and Maintenance Agreement in full force and effect and comply with all terms and provisions thereof and take all action necessary or appropriate to enforce the compliance of the Builder (as defined in the Note Purchase Agreement), the issuer of the Refundment Guarantee, SDDI, RBF II, the Parent and the Sureties in accordance with their respective terms.

       (ii) Neither the SDDI Contract, the Construction Supervisory Agreement, the Refundment Guarantee, the Performance Bond, the Operation and Maintenance Agreement nor the Performance Guarantee will be amended or modified without the approval of the Trustee at the direction of the Required Holders. Without the consent of all of the Note Holders, the Issuer will not consent to the assignment by SDDI (except to permitted assignees in accordance with the SDDI Contract) of the SDDI Contract.


       (g) Promptly after the submission to SDDI of each monthly billing under the SDDI Contract, the Issuer shall supply the Trustee with a copy thereof, which billing shall clearly set out the amount of the billing and the due date thereof.

  8.4  Environmental Matters.

       (a) The Issuer will operate the Drilling Rig in compliance with Environmental Laws, and will establish and implement such procedures as may be reasonably necessary to continuously determine and assure that: (i) all Property of the Issuer and the operations conducted thereon and other activities of the Issuer are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of, discharged or otherwise released except in compliance with Environmental Laws,
  (iii) no hazardous substance will be released in a quantity equal to or exceeding that quantity which requires reporting pursuant to
  Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is discharged or released so as to pose an imminent and substantial endangerment to public health or welfare or the environment which will result in damages recoverable under the OPA.

       (b) The Issuer will promptly notify the Trustee and the Note Holders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Issuer has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

  8.5 Further Assurances. The Issuer will cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Project Documents and this Indenture. The Issuer at its expense will promptly execute and deliver or cause to be executed or delivered to the Trustee upon request all such other documents, agreements (including, without limitation, account control agreements) and instruments to comply with or accomplish the covenants and agreements of the Issuer in the Project Documents and this Indenture, or to further evidence and more fully describe the Collateral intended as security for the Notes, or to correct any omissions in the Project Documents, or to state more fully the security obligations set out herein or in any of the Project Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Project Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith. To facilitate assembling the Collateral upon the occurrence of an Indenture Event of Default and making it available to the Indenture Trustee at a place to be designated by the Indenture Trustee which is reasonably convenient, the Issuer has agreed to, among other things, move the Drilling Rig under certain conditions as specified in Section 3.3(c) of the First Preferred Ship Mortgage. In addition and in connection therewith, the Issuer acknowledges that the Indenture Trustee and the Note Holders have certain rights under and pursuant to the Operation and Maintenance Agreement which rights shall be exercisable under the circumstances and in accordance with the terms of the Operation and Maintenance Agreement without any demand on, or legal or other proceeding or action against, the Issuer.

  8.6 Performance of Obligations. The Issuer will pay the Notes according to the reading, tenor and effect thereof; and the Issuer will perform every act and discharge all of the obligations to be performed and discharged by it under the Project Documents including, without limitation, this Indenture, at the time or times and in the manner specified therein.

  8.7 ERISA Information and Compliance. The Issuer will furnish to the Trustee and the Note Holders (i) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Issuer or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (ii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer
Plan), the Issuer will, and will cause each ERISA Affiliate to, (i) satisfy in full and in a timely manner without giving rise to any Lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, all premiums required pursuant to sections 4006 and 4007 of ERISA.

  8.8 Maintenance of Agency. So long as any of the Notes remain Outstanding, the Issuer will maintain a single agency where: (i) the Notes may be presented for payment, and (ii) the Notes may be presented for registration of transfer, exchange or replacement as in Article 2 provided. The Issuer hereby designates the principal corporate trust office of the Trustee in Houston, Texas, as its agency for each such purpose. The Issuer will give to the Trustees and the holders of the Notes prior written notice of any change of location of any such agency, which shall be located in the United States. In case the Issuer shall fail to maintain such agency or shall fail to give such notices of any change of the location thereof, presentations and demands may be made and notice may be served at the address specified for the Issuer in or pursuant to Section 13.3. Notice and demands to or upon the Issuer in respect to the Notes or this Indenture may also be served at such address.

  8.9 Additional Assurances. The Issuer will cause this Indenture, any and all supplemental indentures, mortgages, security agreements, instruments of further assignment, financing statements and continuation statements at all times to be kept recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the rights of the holders of the obligations secured hereby as a first priority security interest and the Trustees hereunder and under all other documents and instruments evidencing or securing the obligations secured hereby (including, without limitation, documents and instruments granting Liens to the Trustees with respect to the Trust Estate). The Issuer will, at its expense and at any time and from time to time, promptly execute and deliver or cause to be executed or delivered all further instruments and documents and take all further action that may be necessary or desirable or that the Trustee may request in order to (a) perfect and protect the Liens and other rights created or purported to be created hereby and by the other Project Documents and the first priority of such Liens and other rights; (b) enable the Trustee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (c) otherwise effect the purposes of this Indenture, including, without limitation: (i) executing and filing such supplements to this Indenture and such financing or continuation statements (or amendments thereto) as may be necessary or desirable or that the Trustee may reasonably request in order to perfect and preserve the Liens created or purported to be created hereby or thereby; and (ii) furnishing to the Trustee from time to time such other information in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail. The Issuer will furnish to the Trustee any information which the Trustee may from time to time reasonably request concerning any covenant, provision or representation contained herein or concerning any other matter in connection with the Collateral.

  8.10 Year 2000 Compliance. The Issuer shall comply with the covenants and agreements set out in Annex G hereto.

  8.11 Change in Location of Collateral. The Drilling Rig shall be kept at all times in United States territorial waters in the Gulf of Mexico or in the Gulf of Mexico on or above the outer Continental Shelf of the United States; provided, however, if SDDI requires the Drilling Rig to change location pursuant to the SDDI Contract, the Drilling Rig may be moved to such location as SDDI so requires. In the event of movement pursuant to the SDDI Contract, the Issuer will give sixty (60) days notice to the Trustees and the Note Holders of such movement. Issuer will not, without the Required Holders' prior written consent, change the location of any of the other Collateral to any state, county or other jurisdiction in which Trustee has not already filed a financing statement or taken other necessary steps to perfect its first priority security interests in the Collateral or to maintain such perfection.

  8.12 Use of Issuer's Name. Without the express written consent of the Required Holders, Issuer will not engage in any business or transaction under any name other than Issuer's name hereunder.

  8.13 Corporate Independence. Until 367 days have elapsed following payment and satisfaction of all Notes, the Issuer shall not change its legal structure to anything other than a corporation and shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from Parent and its Affiliates, including, without limitation, compliance with the following:

       (i) the Issuer shall maintain separate corporate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Issuer's assets and liabilities and to permit a determination of the obligees thereon and the time for performance on each of the Issuer's obligations) from those of the Parent and its Affiliates;

       (ii) the Issuer shall not commingle any of its assets or funds with those of the Parent or any of its Affiliates;

       (iii) the board of directors of the Issuer shall be elected independently from the board of directors of the Parent and any of its Affiliates and shall at all times include at least one Independent Director (except in the case of death, incapacity, resignation or removal, and in any such case said Independent Director shall be promptly replaced);

       (iv) the board of directors and stockholders of the Issuer shall hold all regular and special meetings appropriate to authorize corporate actions. Regular meetings of directors will be held at least annually. The board of directors may act from time to time through one or more committees of the board in accordance with the Issuer's by-laws. Appropriate minutes of all meetings of board of directors (and committees thereof) and of the stockholders' meetings shall be kept by the Issuer;

       (v) the Issuer shall act solely in its own corporate name and through its own authorized officers and agents. Neither the Parent nor any of its Affiliates shall be appointed agent of the Issuer other than as permitted or required by the Project Documents;

       (vi) the Issuer shall at all times hold itself out to the public under the Issuer's own name as a legal entity separate and distinct from Parent and its Affiliates (the foregoing to include, but not be limited to the use of materially separate and distinct letterhead);

       (vii) all financial reports prepared by the Issuer shall comply with GAAP and shall be issued separately from any reports prepared for Parent and any of its Affiliates; and

       (viii) Parent's financial reports shall disclose the separateness of the Issuer as required by GAAP and that the Collateral is owned by the Issuer and is not available to creditors of Parent or any of its Affiliates.

  8.14 Maintenance of Payment Reserve Account. Issuer agrees that it will maintain at all times an amount in the Payment Reserve Account (exclusive of the Phase One Contract Receipts and the Phase One Interest Reserve) equal to or greater than the Phase Two Reserve Amount. Issuer also agrees that, during Phase One, it will maintain an amount in the Payment Reserve Account (exclusive of the Phase One Contract Receipts and the Phase Two Reserve Amount) equal to or greater than the Phase One Interest Reserve less any amounts withdrawn pursuant to Section 4.1(b).

  8.15 Notice of Intention. No later than 180 days before the Maturity Date, the Issuer will give notice to the Trustee of Issuer s intention with respect to the refinancing of the Drilling Rig upon the maturity of the Notes. Such notice shall be accompanied by evidence satisfactory to the Trustee that the Issuer will have sufficient resources to repay the Class A2 Notes at the Maturity Date.

ARTICLE 9.  NEGATIVE COVENANTS.

  The Issuer covenants and agrees that, so long as any of the commitments under the Note Purchase Agreements are in effect and until payment in full of Notes issued hereunder, all interest thereon and all other amounts payable by the Issuer hereunder, without the prior written consent of the Required Holders (except as expressly required by the Project Documents):

  9.1 Debt. The Issuer will not incur, create, assume, suffer to exist or otherwise become liable in respect of any Debt, except:

       (a) the Notes or other indebtedness arising under the Project Documents; and

       (b) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 60 days past the invoice or billing date, are being Contested In Good Faith.

  9.2 Liens. The Issuer will not create, incur, assume or permit to exist any Lien on the Drilling Rig or any of its other Properties (now owned or hereafter acquired), or upon any income or profits therefrom except:

       (a)  Liens securing the payment of the Notes; and

       (b) during the period up to but not including the Maturity Date, Excepted Liens.

  9.3 Investments, Loans and Advances. The Issuer will not make or permit to remain outstanding any loans or advances to or investments (whether debt, equity or otherwise) in any Person, except that the foregoing restriction shall not apply to:

       (a) accounts receivable arising in the ordinary course of business; and

       (b) Permitted Investments made pursuant to the requirements of this Indenture.

  9.4 Dividends, Distributions and Redemptions. In the event of the occurrence and during the continuance of an Indenture Default or Indenture Event of Default, the Issuer will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders.

  9.5 Sales and Leasebacks. The Issuer will not enter into any arrangement, directly or indirectly, with any Person whereby the Issuer shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Issuer shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Issuer intends to use for substantially the same purpose or purposes as the Prop-erty sold or transferred.

  9.6 Nature of Business. The Issuer will not engage directly or indirectly in any business or activity except construction, owning and operating the Drilling Rig and activities incidental thereto.

  9.7 Limitation on Leases. The Issuer will not create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases), under leases or lease agreements.

  9.8 Mergers, Etc. The Issuer will not merge into or with or consoli-date with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person.

  9.9 Proceeds of Notes. The Issuer will not permit the proceeds of the Notes to be used for any purpose other than those permitted by the Note Purchase Agreements. Neither the Issuer nor any Person acting on behalf of the Issuer has taken or will take any action which might cause any of the Project Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

  9.10 ERISA Compliance.  The Issuer will not at any time:

       (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Issuer or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code that is Material;

       (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Issuer or any ERISA
  Affiliate to the PBGC that is Material;

       (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Issuer or any ERISA Affiliate is required to pay as contributions thereto to the extent that such failure could reasonably be expected to result in a liability of the Issuer or any ERISA Affiliate that is Material;

       (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of
  Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

       (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Issuer or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount which in the event of the termination of such Plan would be Material. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

       (f) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan if a future withdrawal or partial withdrawal from such Plan could reasonably be expected to result in a withdrawal liability assessment which is Material;

       (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Issuer or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, if a Material withdrawal liability has been assessed by such Plan against such ERISA Affiliate or Person or if a future withdrawal or partial withdrawal from such Plan could reasonably be expected to result in a withdrawal liability assessment which is Material or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount which in the event of the termination of such Plan would be Material;

       (h) incur, or permit any ERISA Affiliate to incur, a Material liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

       (i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities without any Material liability; or

       (j) amend or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Issuer or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

  9.11 Sale or Discount of Receivables. The Issuer will not discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

  9.12 Sale of Drilling Rig. The Issuer will not sell, lease, charter, assign, convey, dispose or otherwise transfer the Drilling Rig or any interest therein; provided, however, this covenant shall not apply to attendant equipment to the Drilling Rig which is obsolete or which is replaced by equipment of equal or greater value.

  9.13 Environmental Matters. The Issuer will not cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property.

  9.14 Transactions with Affiliates. The Issuer will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Indenture or the other Project Documents, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

  9.15 Subsidiaries. The Issuer has no subsidiaries and shall not create or acquire any subsidiaries.

  9.16 Location of Issuer; Change of Name of Issuer. The Issuer will not cause or permit any change to be made in its corporate name or identity or any change to be made in the address of its chief executive office or principal place of business (presently being the address set forth in Section 13.3), unless the Issuer shall have first notified the Trustee and each Note Holder of such change at least thirty (30) days prior to the effective date of such change and shall have first taken all action required by the Trustee for the purpose of further perfecting or protecting the rights of the Trustee in the Collateral. In any notice furnished pursuant to this subsection 9.16, the Issuer will state that the notice is required by this Indenture and contains facts that may require additional filings of financing statements.

  9.17 Acquisition of Notes. The Issuer will not, directly or indirectly through any of its Affiliates or otherwise, purchase, redeem, prepay or otherwise acquire any of the Outstanding Notes except upon payment or prepayment of the Notes in accordance with the terms of this Indenture and the Notes. In case the Issuer or any of its Affiliates acquires any Notes, such Notes shall thereupon be delivered to the Trustee for cancellation and no Notes shall be issued in substitution therefor.

  9.18 Non-Petition Covenant. With respect to any CP Conduit that is a Purchaser, the Issuer hereby agrees that until the 368th day following the maturity of the last maturing commercial paper note to be issued by any such CP Conduit in connection with its funding of its investment in the Notes, the Issuer will not institute, and will not join with others in instituting, any involuntary bankruptcy or analogous proceeding against any such CP Conduit under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in effect.

  9.19 Jurisdiction of Registration. The Issuer shall not change the jurisdiction of registration of the Drilling Rig to another jurisdiction, unless the Issuer has given the Trustee and the Note Holders not less than 60 days prior written notice, the Required Holders have consented (which consent shall not be unreasonably withheld) and the Issuer has furnished the Trustee and the Note Holders with a new replacement ship mortgage acceptable to the Trustee and the Required Holders and appropriate opinions of counsel, acceptable in form and substance to the Required Holders, with respect to such mortgage and the filing and first priority thereof.

  9.20 Change of Name of Drilling Rig. The Issuer may change the name of the Drilling Rig during the term of this Indenture; provided that the change of name does not affect the perfection or the priority of the First Preferred Ship Mortgage.

ARTICLE 10. THE TRUSTEES.

  10.1 Certain Duties and Responsibilities of Trustees.

       (a)  Except during the continuance of an Indenture Event of
  Default:

            (i) each Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee; and

            (ii) each Trustee may conclusively rely, in good faith, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture or other Project Documents; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

       (b) In case an Indenture Event of Default has occurred and is continuing, each Trustee shall exercise such of the rights and powers vested in it by this Indenture and under each of the other Project Documents for the benefit of the holders of the Notes, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

       (c) No provision of this Indenture shall be construed to relieve any Trustee from liability for its own negligence or its own willful misconduct, or the inaccuracy of any of its representations or warranties made in Section 10.14, except that:

            (i) no Trustee which is a corporation or banking association shall be liable for any error of judgment made in good faith by an officer of such Trustee unless it shall be proved that such Trustee was negligent in ascertaining material facts; and

            (ii) no Trustee shall be liable to the holder of any Note with respect to any action taken or omitted to be taken by it, in good faith after an Indenture Event of Default shall have occurred in accordance with the direction of the Required Holders relating to the method and place of conducting any proceeding for any remedy available to such Trustee.

       (d) No provision of this Indenture shall require any Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

       (e) Whether or not therein expressly so provided, every provision of this Indenture and any other Project Documents relating to the conduct or affecting the liability of or affording protection to any Trustee shall be subject to the provisions of this
  Section 10.1.

       (f) The Trustee shall give to the holder of each Note written notice of each and every Indenture Default or Indenture Event of Default of which one of its Responsible Officers has actual knowledge within three (3) Business Days of obtaining such actual knowledge unless the same shall be cured during such period.

  10.2 Trustees' Compensation and Indemnification. The Issuer covenants and agrees to pay to each Trustee promptly (and in any event within 30 days after receipt of any invoice or other statement or notice) and each Trustee shall be entitled to the fees and expenses determined as provided in
Schedule 10.2 hereto for all services rendered and expenses incurred by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of such Trustee, which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust, and the Issuer will pay or reimburse each Trustee promptly (and in any event within 30 days after receipt of any invoice or other statement or notice) for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its external counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence (but not mere negligence) or bad faith or wilful misconduct. Subject to Section 10.3(f), each Trustee agrees that it shall have no right against any holder of any Note for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liability which it may incur in the exercise and performance of such powers and duties but on the contrary, shall look solely to the Issuer for such payment and indemnification and that it shall have no Lien on or security interest in the Collateral as security for such compensation, expenses, disbursements and indemnification except to the extent provided for in Section 5.3 and the other Project Documents.

  10.3 Certain Rights of Trustees.

       (a) No Trustee shall be responsible for any recitals herein or for insuring all or any portion of the Trust Estate nor shall any Trustee be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreement contained herein. Except in the case of an Indenture Default or Indenture Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall be deemed to have knowledge of an Indenture Default or Indenture Event of Default only upon receipt of written notice thereof from the Issuer or any holder of a Note; provided, however, that the Trustee shall be deemed to have actual knowledge of any failure to receive (i) payments under the SDDI Contract when due, if the Trustee shall have received a copy of the billing for such payment pursuant to Section 8.3(g) above, (ii) sums required to be deposited in the Payment Reserve Account and sums actually deposited, and (iii) payments of the principal of, any applicable Make-Whole Amount and/or Breakage Amount or interest on, any Note on the date any such payment is due.

       (b) No Trustee makes any representation, or warranty as to the validity, sufficiency or enforceability of this Indenture, the Notes, the Note Purchase Agreements or any other Project Documents, or as to the title, operation, merchantability or fitness for use or purpose, value, compliance with specifications, condition, design, quantity, durability or otherwise with respect to the Drilling Rig or any other Collateral or any substitute therefor. No Trustee shall be accountable to anyone for the use or application of any of the Notes of the proceeds thereof or for the use or application of any Collateral or the proceeds thereof which shall be released from the Lien and security interest in favor of such Trustee held in trust under the terms hereof, in accordance with the provisions of this Indenture.

       (c) Each Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice request, direction, consent, order, bond, note or other paper or document believed by it, in good faith, to be genuine and to have been signed or presented by the proper party or parties.

       (d) Any request, direction or authorization by the Issuer shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to a Trustee, and signed in the name of such party by a Responsible Officer; and any resolution of the Board of Directors of the Issuer or any committee thereof shall be sufficiently evidenced by a copy of such resolution certified by its Secretary or an Assistant Secretary to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to such Trustee.

       (e) Any Trustee may consult with counsel, appraisers, engineers, accountants and other skilled persons to be selected by such Trustee, and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

       (f) No Trustee shall be under any obligation to take any action to protect, preserve or enforce any rights or interests in the Collateral or to take any action towards the execution or enforcement of the trusts hereunder or otherwise hereunder, whether on its own motion or on the request of any other Person, if it shall have notified the holders of the Notes that the same, in the opinion of such Trustee, may involve pecuniary loss, liability or expense to the Trustee, unless the Issuer or one or more holders of the Notes shall offer and furnish reasonable security or indemnity reasonably satisfactory to such Trustee against pecuniary loss, liability and expense to such Trustee. With respect to any original Purchasers of the Notes or any other Institutional Investor an indemnity agreement by such Purchaser, in form and substance reasonably satisfactory to such Trustee, will satisfy such requirement without any bond, security or third party indemnity.

       (g) No Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, unless requested in writing to do so by the Required Holders and such holders shall have tendered funds to pay expenses to be incurred in performing such duties.

       (h) Any Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care.

       (i) The provisions of paragraphs (c) through (h), inclusive, of this Section 10.3, shall be subject to the provisions of Section 10.1.

       (j) No Trustee need post any bond for any action taken under this Indenture.

  10.4 Showings Deemed Necessary by a Trustee. Anything else in this Indenture contained to the contrary notwithstanding, each Trustee shall have the right, but shall not be required, to demand in respect of the withdrawal of any cash (other than payments out of the Construction Account, Collection Account or the Payment Reserve Account contemplated by this Indenture), the release of any Property or the subjection of any after acquired Property to any Lien to be held by such Trustee pursuant to the terms hereof, or any other action whatsoever within the purview hereof, any certificates, opinions, appraisals or other information which such Trustee may deem reasonably necessary or appropriate in addition to the matters required by the terms hereof as a condition precedent to such action.

  10.5 Status of Monies Received. All monies received by a Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but, if such Trustee is a bank, need not be segregated in any manner from any other monies, except to the extent required by law, and may be deposited by such Trustee under such general conditions as may be (if such Trustee is a bank) prescribed by law and such Trustee's trust department, and such Trustee shall be under no liability for interest on any monies received by it hereunder except as provided in
Section 5.4. Any Trustee which is a trust company, banking corporation or banking association and any affiliated corporation may be interested in any financial transaction with the Issuer or any of its Affiliates; and any such Trustee may act as depository or otherwise in respect to other Securities of the Issuer or any of its Affiliates, all with the same rights which it would have if not a Trustee; provided that such Trustee shall not exercise any right of setoff against any part of the Trust Estate.

  10.6 Resignation of Trustees. Any Trustee may resign and be discharged of the trusts hereby created by mailing notice to the Issuer and to all holders of Notes specifying the time and date (not earlier than sixty (60) days after the date of such notice) when such resignation shall take effect. Such resignation shall take effect upon the appointment, qualification and acceptance of a successor trustee as herein provided.

  10.7 Removal of Trustees. Any Trustee may be removed (after giving each Trustee thirty (30) days written notice of such removal), with or without cause, and a successor Trustee may be appointed at any time by the Required Holders and delivered to each other Trustee and the Issuer, and, in the case of the appointment of a successor Trustee, to such successor Trustee.

  10.8 Successor Trustee. Each Trustee appointed in succession of the Trustee named in this Indenture, or its successor in trust, shall be a trust company, banking corporation or banking association organized under the laws of the United States of America, in good standing and having unimpaired capital and surplus aggregating at least $250,000,000, if there be such a trust company, banking corporation or banking association qualified, able and willing to accept the trusts upon reasonable or customary terms; and otherwise having the highest capital of such trust companies, banking corporations or banking associations that are qualified, able and willing to accept the trusts upon reasonable or customary terms.

  10.9 Appointment of Successor Trustees. If a Trustee shall have given notice of resignation pursuant to Section 10.6 or if notice of removal shall have been given to a Trustee and the Issuer pursuant to Section 10.7 and such notice does not appoint a successor Trustee or if such notice of removal appointed a successor Trustee and such successor shall not have accepted such appointment within fifteen (15) days after the giving of such notice of removal, a successor Trustee may be appointed by the Required Holders with the consent of the Issuer not to be unreasonably withheld.
If no such appointment shall have been made within twenty-five (25) days after the giving of such notice of resignation or the giving of such notice of removal, a successor Trustee may be appointed by the holder of any Outstanding Note or, upon application of the retiring Trustee at the expense of the Issuer, by any court of competent jurisdiction.

  10.10 Merger or Consolidation of Trustee. Any corporation into which a Trustee which is a corporation, or any successor to it in the trusts created by this Indenture, may be merged or consolidated or with which it or any successor to it may be consolidated or any corporation resulting from any merger or consolidation to which such Trustee or any successor to it shall be a party or any state or national bank or trust company succeeding to the corporate trust business of the Trustee as a whole or substantially as a whole (provided such corporation which is a successor to the Trustee shall be a corporation organized under the laws of any state of the United States of America or of the United States of America, having unimpaired capital and surplus aggregating at least $250,000,000 and such corporation which is a successor to any other Trustee shall be permitted by law to perform its obligations hereunder), shall be the successor to such Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuer covenants that in case of any such merger, consolidation or transfer of the corporate trust business it will, upon the request of the merged, consolidated or transferred corporation, execute, acknowledge and cause to be recorded or filed suitable instruments in writing to confirm the estates, rights and interests of such corporation as such Trustee under this Indenture.

  10.11 Acceptance of Appointment by Successor Trustee. Any new Trustee appointed pursuant to any of the provisions hereof shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment; and thereupon such new Trustee, without any further act, deed or conveyance, shall become vested with all the estates, Properties, rights, powers and trusts of its predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but, nevertheless upon the Written Request of the Issuer or the successor Trustee, the Trustee ceasing to act, upon payment of fees and expenses due to it, shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, Properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the Property of the Trust Estate and monies held by such Trustee to the successor Trustee so appointed in its or his place. Upon acceptance of appointment by a successor Trustee as provided in this Section 10.11, the successor Trustee shall give to the Note Holders written notice of the succession of such Trustee to the trusts hereunder. Neither failure so to mail nor any defect in the notice so mailed shall affect the sufficiency of the proceedings in question.

  10.12 Conveyance upon Request of Successor Trustee. Should any deed, conveyance or instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estates, Properties, rights, powers and trusts, then upon request of such successor Trustee any and all such deeds, conveyances and instruments in writing shall be made, executed, acknowledged and delivered, and, if and where appropriate, shall be caused to be recorded and filed, by the Issuer.

  10.13     Co-Trustees and Additional Trustees.

       (a) Delivery of Documents. Anything herein contained to the contrary notwithstanding, if, at any time or times, in order to conform with any law of any jurisdiction in which the Issuer shall then own or hold any Collateral, the Trustee shall be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the Note Holders so to do, the Trustee shall execute and deliver any and all instruments and agreements necessary or proper to appoint, on behalf of the Trustee, the Note Holders and the Issuer, another trust company, banking corporation or banking association, or one or more other Persons approved by the Trustee either to act as co-trustee or co-trustees hereunder, jointly with the Trustee, or its successors, or to act as separate trustee or trustees hereunder; and the trust company, banking corporation or banking association, or the Person or Persons so appointed shall be such co-trustee or co-trustees, or separate trustee or trustees, with such powers, duties and discretion as shall be specified in the said instruments or agreements of appointment, executed as aforesaid. It shall not be necessary for any holder of a Note or the Issuer or any other Person other than the Trustee to execute and deliver any such instruments or agreements.

       (b) Exercise of Powers. The rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred and imposed upon, and exercised or performed by the Trustee, or jointly by the Trustee and any co-trustee or co-trustees or separate trustee or trustees appointed pursuant to this Section 10.13 as provided herein or in the instrument or agreement appointing such co-trustee or co-trustees or separate trustee or trustees, except to the extent that under the law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or co-trustees or separate trustee or trustees.

       (c) Trustee Attorney-in-Fact. Any co-trustee or co-trustees or separate trustee or trustees appointed hereunder may at any time by an instrument in writing constitute the Trustee, or its successor in the trusts hereunder, his, their or its agent or attorney-in-fact, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion authorized or permitted by him, them or it, for and on behalf of him, them or it, and in his, their or its name.

       (d) Resignation of Co-Trustee or Separate Trustee. Each co-trustee or separate trustee appointed pursuant to the provisions of this Section 10.13 may resign and may be removed by the Trustee, and the successors to such trustees may be appointed by the Trustee as set forth in the first paragraph of this Section 10.13.

  10.14 Trustee's Representations and Warranties. The Trustee represents, warrants and covenants that:

       (a) Organization, Etc. It is a national banking association with trust powers duly chartered, validly existing and in good standing under the laws of the United States of America, and has all requisite power, authority and legal right under the laws of the State of Texas and the United States to execute, deliver and carry out the terms of each of the Project Documents to which it is a party. Its principal place of business is located at its street address set forth in Section 13.3.

       (b) Authorization, Etc. It has duly authorized, executed and delivered this Indenture and the other Project Documents to which it is a party and this Indenture and the other Project Documents constitute legal, valid and binding obligations, enforceable against it in accordance with the terms thereof.

       (c) No Violation. The execution and delivery of, and performance of its obligations under, this Indenture and the other Project Documents to which it is a party will not result in any violation of, or be in conflict with, or constitute a default under, any of the provisions of its articles of association or by-laws, or of any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license or bank loan or credit agreement or other agreement to which it is a party or by which it is bound, or any law, judgment, governmental rule, regulation or order of any government or governmental authority or agency governing the banking or trust powers of the Trustee, the violation of, conflict with or default under which would materially and adversely affect the Trustee s ability to perform its obligations hereunder.

       (d) No Consents or Approvals. Neither the execution and delivery by it, in its individual capacity or as Trustee, as the case may be, of this Indenture nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any federal or State governmental authority or agency pursuant to any federal or State law governing the banking or trust powers of Trustee.

       (e) Capitalization. It has unimpaired capital and surplus aggregating at least $250,000,000.

  10.15 Non-Petition Covenant. With respect to any CP Conduit that is a Purchaser, the Trustee hereby agrees that, to the extent permitted by applicable law, until the 368th day following the maturity of the last maturing commercial paper note to be issued by any such CP Conduit in connection with its funding of its investment in the Notes, the Trustee will not institute, and will not join with others in instituting, any involuntary bankruptcy or analogous proceeding against any such CP Conduit under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in effect.

  The Trustee hereby agrees that, unless directed otherwise by the Required Holders, to the extent permitted by applicable law, until the 368th day following the Maturity Date, the Trustee will not institute, and will not join with others in instituting, any involuntary bankruptcy or analogous proceeding against the Issuer under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in effect.

ARTICLE 11. SUPPLEMENTAL INDENTURES, WAIVERS.

  11.1 Supplemental Indentures Without Note Holders' Consent. The Issuer and the Trustee from time to time and at any time, subject to the restrictions in this Indenture contained, may, without consent from the holder of any Note, enter into an indenture or indentures supplemental hereto and which thereafter shall form a part hereof for any one or more or all of the following purposes:

       (a) to add to the Trust Estate held by the Trustees pursuant to the terms hereof additional Property hereafter acquired by the Issuer and intended to be subjected to this Indenture, and to correct and amplify the description of any Property subject to this Indenture;

       (b) to cure any ambiguity or cure, correct or supplement any defective provisions of this Indenture or any supplement hereto; provided, that the same shall in no respect be adverse to the interests of the holders of the Class A1 Notes or the Class A2 Notes; and

       (c) to appoint a co-trustee or co-trustees, or a separate trustee or trustees, pursuant to Section 10.13.

and the Issuer covenants to perform all requirements of any such supplemental indenture. No restrictions or obligations imposed upon the Issuer may, except as otherwise proved in this Indenture, be waived or modified by such supplemental indentures or otherwise.

  11.2 Waivers and Consents by Note Holders; Supplemental Indentures with Consent. Except as provided in Section 11.1 above or this Section 11.2, no waivers may be granted with respect to any provision hereof or any of the other Project Documents nor any amendments made to this Indenture or any of the other Project Documents without the express written consent of all of the Note Holders and the Sureties. Upon the waiver or consent of the Required Holders: (i) the Trustee shall execute an appropriate instrument permitting any Person to take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any indenture supplemental hereto, or (ii) the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding, changing or eliminating any provisions of this Indenture or of any indenture supplemental hereto or modifying in any manner the rights of the holders of the Notes or the rights and obligations of the Issuer hereunder; provided, that no such waiver, consent or supplemental indenture or amendment shall (A) impair or affect the right of any Note Holder to receive payments of the principal of and payments of the interest and any applicable Make-Whole Amount (if any), Yield Protection Amount, Special Yield Protection Amount or Breakage Amount, if any, on any Note held by it, as therein and herein provided including, without limitation, the timing of any such payment or the principal amount of any Note or rate of interest thereon, without the consent of such holder, (B) permit the creating of any Lien with respect to any of the Trust Estate, without the consent of the holders of all the Notes at the time Outstanding and the Sureties, (C) deprive the holder of any Note or the Sureties of the benefit of the Liens held by the Trustee pursuant to the terms of this Indenture or any other Project Document without the consent of such holder or the Sureties, as the case may be, (D) amend Article 2, Article 3, Article 4,
Article 5, Article 7 or Section 13.17 (other than an amendment of the nature described, and permitted by the provisions of, Section 11.1), without the consent of the holders of all of the Notes at the time Outstanding, (E) reduce the percentage of the aggregate principal amount of Notes, the holders of which are required by this Section 11.2 or any other provision hereunder to consent to any action, waiver or supplemental indenture or amendment pursuant to this Section 11.2, without the consent of the holders of all of the Notes at the time Outstanding, or (F) modify the rights, duties, privileges or immunities of any Trustee or either Surety, without the written consent of such Trustee or such Surety. The holder of any Notes may specify that any such waiver or consent shall be effective only with respect to a portion of the Notes held by it (in which case it shall specify by dollar amount the aggregate principal amount of Notes with respect to which such waiver or consent shall be effective) and in the event of any such specification such holder shall be deemed to have given such waiver or consent only with respect to the portion of Notes so specified.

  11.3 Notice of Supplemental Indenture. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture or promptly after the execution by the Trustee of an appropriate instrument or permission pursuant to the provisions of Section 11.2, the Trustee shall give written notice, setting forth in general terms the substance of such supplemental indenture or instrument, together with a conformed copy thereof to each Note Holder. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or instrument.

  11.4 Solicitation of Note Holders. So long as there are any Notes Outstanding, the Issuer will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Indenture or the Notes unless each Note Holder shall be informed thereof by the Issuer and shall be afforded the opportunity of considering the same and shall be supplied by the Issuer with sufficient information to enable it to make an informed decision with respect thereto. The Issuer will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Note Holder as consideration for or as an inducement to entering into by any Note Holder of any waiver or amendment of any of the provisions of this Indenture or of any Note unless such remuneration is concurrently offered to be paid, on the same terms, ratably to the Note Holders of all Notes then Outstanding even if such holder did not consent to such waiver or amendment. Such remuneration will not be inferred solely from the participation by a holder of the Notes in an existing or future loan to or investment in or with the Issuer or any of its Affiliates.

  11.5 Opinion of Counsel Conclusive as to Supplemental Indentures. The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture authorized or permitted by the terms of this Indenture and to make the further agreements and stipulations which may be therein contained, and the Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to the provisions of this Article 11 complies with the requirements of this
Article 11.

  11.6 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, duties and obligations under this Indenture of the Issuer, the Trustees and all Note Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such supplemental indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

  11.7 New Notes. Notes executed and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If such supplemental indenture shall so provide, new Notes, so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer to any modification or amendment of this Indenture contained in any such supplemental indenture, may be prepared by the Issuer, executed and delivered without cost to the Note Holders, upon surrender of such Notes, in equal aggregate principal amounts. All rights and reference to the Sureties herein shall apply only so long as the Performance Bond is outstanding or amounts are due to the Sureties as a result of payments made by them thereunder.

ARTICLE 12. UNCLAIMED MONIES.

  12.1 Satisfaction and Discharge of Agreement. If at any time (a) the Issuer shall pay and discharge the entire indebtedness on all Notes hereunder by paying or causing to be paid as provided in Articles 4 and 5 the principal of, and any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount and interest on, all Notes hereunder, as and when the same become due and payable or (b) all such Notes shall have been repurchased by the Issuer or an Affiliate of the Issuer and canceled as herein provided (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.9); and if the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including, without limitation, fees and expenses of the Trustees), and the Issuer shall fully and faithfully discharge, and cause to be faithfully discharged, every other obligation herein and in each of the other Project Documents (including, without limitation, the Parent Indemnity) contained, then and in that case this Indenture shall cease, determine, and become null and void, and thereupon each Trustee shall, upon Written Request of the Issuer or any other party to the Project Documents forthwith execute proper instruments acknowledging satisfaction of and discharging this Indenture and releasing all Liens held by it pursuant to the terms hereof and any other Project Document, including the First Preferred Ship Mortgage; provided, however, that in no event shall the trusts created by this Indenture continue beyond the expiration of twenty-one (21) years after the death of the last to die of all descendants living on the date of execution of this Indenture of Joseph P. Kennedy, late father of the late President of the United States, John F. Kennedy. The satisfaction and discharge of this Indenture shall be without prejudice to the rights of each Trustee under Section 10.2 to charge and be reimbursed by the Issuer for any expenditures which it may thereafter incur in connection herewith.

  12.2 Return of Unclaimed Monies. Notwithstanding any provisions of this Indenture, any monies deposited with any Trustee in trust for the payment of the principal of, or interest or any applicable Make-Whole Amount and/or Breakage Amount on, any Notes and remaining unclaimed for two
(2) years after the last date on which any such principal, interest or any applicable Make-Whole Amount and/or Breakage Amount shall have become due and payable (whether at maturity or upon optional or required prepayment or by declaration as provided in this Indenture), shall then be repaid to the Issuer upon its Written Request, unless otherwise required by mandatory provisions of applicable escheat or abandoned property laws, and the holders of such Notes, unless otherwise required by mandatory provisions of applicable escheat or abandoned property laws, shall thereafter be entitled to look only to the Issuer for repayment thereof, and all liability of such Trustee with respect to such monies shall thereupon cease; provided, however, that before the repayment of such monies to the Issuer, as aforesaid, such Trustee shall (at the cost of the Issuer) first mail to all Note Holders of the Notes then Outstanding at their addresses as set forth in the register required to be maintained pursuant to
Section 2.3, a notice that said monies remain unclaimed and that, after a date named in said notice, which date shall not be less than ten (10) or more than twenty (20) days after the date of the first mailing of such notice, the balance of such monies then unclaimed will be returned to the Issuer. In the event of the repayment of any such monies to the Issuer as aforesaid, the Note Holders in respect of which such monies were deposited shall thereafter be deemed to be unsecured creditors of the Issuer for amounts equivalent to the respective amounts deposited for the payment of such Notes and so repaid to the Issuer (without interest thereon and subject to applicable escheat and abandoned property laws).

ARTICLE 13. MISCELLANEOUS.

  13.1 Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, by or on behalf of a Trustee or by or on behalf of a Purchaser, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not; provided; however, that the Issuer shall not assign or transfer any of its rights or delegate any of its duties or obligations under the Project Documents without the prior written consent of the Required Holders and, so long as the Performance Bond is outstanding or amounts are due to the Sureties as a result of payments made by them thereunder, the Sureties.

  13.2 Unenforceability of Provision.

       (a) Partial Invalidity. Any provision of this Indenture that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

       (b) Trustee Rights and Issuer Obligations. All rights of the Trustee and all obligations of the Issuer hereunder shall be absolute and unconditional irrespective of any lack of validity or enforceability of any of the Project Documents or any other agreement or instrument relating thereto (other than against the Trustee) or any change in the terms of or any amendment or waiver of or any consent to any departure from the Project Documents or any other agreement or instrument relating thereto.

  13.3 Communications. All communications provided for herein shall be in writing or by telecommunication device capable of creating a written record and shall be deemed to have been given when delivered personally or otherwise actually received by such Person listed below at its address set forth below:

       If to the Issuer:

            If by mail:

            RBF Exploration Co.
            901 Threadneedle
            Houston, Texas  77079
            Attention:  President

       If to the Trustee:

            If by mail:

            Chase Bank of Texas, National Association
            1150 Chase Tower
            600 Travis Street
            Houston, TX 77002
            Attention:  Mauri J. Cowen, V.P.

or to either such party at such other address as such party may designate by notice duly given in accordance with this Section to the other party. Where this Indenture provides for any communication to holders of Notes, such communication shall be deemed to have been given when delivered personally or otherwise actually received by such holder at its last address as it appears in the register required to be maintained pursuant to Section 2.3. A copy of all notices given pursuant to the terms of this Indenture to or by the Trustees shall also be sent to each of the Rating Agencies at the following addresses or to such other addresses as such party may designate by notice duly given in accordance with this Section to the other parties, to wit:

            Duff & Phelps Credit Rating Co.
            55 East Monroe Street
            Chicago, IL 60603
            Attention:  Asset-Backed Monitoring Group

            Standard & Poor s
            Corporate Ratings -- Oil and Gas
            55 Water Street, 39th Floor
            New York, NY 10041
            Attention:  Jill Unferth

  13.4 Governing Law; Submission to Jurisdiction.

       (a) This Indenture and the Notes (including, but not limited to, the validity and enforceability hereof and thereof) shall be governed by, and construed in accordance with, the laws of the state of New York other than conflict of law rules thereof that would require the application of the laws of a jurisdiction other than such state.

       (b) any legal action or proceeding with respect to the Project Documents may be brought in the courts of the state of New York in New York County or of the United States of America for the Southern
  District of New York, and, by execution and   delivery of this
  Indenture, each of the Issuer and the Trustees hereby accepts for itself and (to the extent permitted by law) in respect of its
  Property, generally and   unconditionally, the jurisdiction of the
  aforesaid courts.   each of the Issuer and the Trustees hereby
  irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. this submission to jurisdiction is non-exclusive and does not preclude the parties from obtaining jurisdiction over other parties in any court otherwise having jurisdiction.

       (c) The Issuer hereby irrevocably designates Capitol Services,
  Inc. located at 40 Colvin Street, Suite 200, Albany, New York 12206, as the designee, appointee and agent of the Issuer to receive, for and on behalf of the issuer, service of process in such jurisdiction in any legal action or proceeding with respect to the Project
  Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by overnight courier to the issuer at its address set forth in section 13.3 hereof, but the failure of the issuer to receive such copy shall not affect in any way the service of such process. The issuer further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the issuer at its said address, such service to become effective thirty (30) days after such mailing.

       (d) Nothing herein shall affect the right of the Issuer or the Trustees or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuer in any other jurisdiction, including without limitation, the commencement of enforcement proceedings under the Project Documents in all applicable jurisdictions.

       (e) The Issuer hereby (i) irrevocably and unconditionally waives, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement or any other Project Document and for any counterclaim therein; (ii) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (iii) certifies that no party hereto nor any representative or agent of counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iv) acknowledges that it has been induced to enter into this Agreement and the other Project Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section 13.4.

  13.5 Limitation on Interest.

       (a) It is the intent of the parties hereto to comply strictly with applicable usury laws, and the parties hereto stipulate and agree that none of the terms and provisions contained in this Indenture, the Notes or any other Project Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. If any excess of interest in such respect is hereby provided for or shall be adjudicated to be so provided, in this Indenture, in any Note or otherwise in connection with the Project Documents, the provisions of this Section 13.5 shall govern and prevail, and neither the Issuer nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of the Notes shall ever be obligated to pay the excess amount of such interest. The provisions of this Section 13.5 shall control over all other provisions of the Project Documents which may be in conflict or apparent conflict herewith. Each of the Trustees and the holders of the Notes expressly disavows any intention to charge, collect or contract for excessive unearned interest or finance charges in the event the maturity of any of the Notes is accelerated. If the maturity of a Note is accelerated for any reason, any amounts held to constitute interest (including any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount or Special Yield Protection Amount due upon acceleration if such applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount or Special Yield Protection Amount is held to constitute interest under applicable law) which are then unearned and have theretofore been collected by any Trustee or the holder of such Note shall be applied as of the date of receipt thereof to reduce the principal balance thereof then outstanding and if the principal of the Notes has been paid in full, any remaining excess shall be forthwith paid to the Issuer. If any Trustee or any holder of any Note shall receive, collect or apply monies which are deemed to constitute interest which would otherwise increase the interest on such Note to an amount in excess of that permitted to be charged by applicable law then in effect, all such sums deemed to constitute interest in excess of such legal limit shall be applied to reduce the principal balance thereof then outstanding or immediately returned to the Issuer or the other payor thereof upon such determination. All sums paid or agreed to be paid to any Trustee or holder of any Note for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such party, be amortized, prorated, allocated and spread throughout the full term of the indebtedness evidenced by the Notes until payment in full so that the rate or amount of interest on account of any indebtedness hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any holder of a Note on any date shall be pursuant to this Section 13.5 be limited and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such holder would be less than the amount of interest payable to such holder computed at the maximum lawful rate applicable to such holder, then the amount of interest payable to such holder in respect to such subsequent interest computation period shall continue to be computed at the maximum lawful rate applicable to such holder until the total amount of interest payable to such holder shall equal the total amount of interest which would have been payable to such holder if the total amount of interest had been computed without giving effect to this Section 13.5. As used in this section the term "applicable law" means the laws of the State of New York or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

       (b) All proceeds of the sale of the Notes are to be delivered by the Purchasers to the Trustee for the account of the Issuer to be applied as provided in Section 4.2 hereof.

       (c) Notwithstanding any term or provision contained in this Indenture, the Notes or any other Project Document to the contrary the Make-Whole Amount, Breakage Amount and/or Yield Protection Amount or Special Yield Protection Amount shall be charged and payable only to the extent permitted by applicable law.

  13.6 Counterparts. This Indenture may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Indenture; provided, however, that this Indenture shall not be deemed to be delivered until at least one counterpart shall have been executed by the Issuer and the Trustee and a counterpart so executed shall have been delivered to the Trustee at its principal place of business specified in Section 13.3.

  13.7 Headings, etc.; Gender. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Indenture nor shall they affect its meaning, construction or effect. Each covenant contained in this Indenture shall be construed (absent an express contrary provision therein) as being independent of each and every other covenant contained herein and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any and all other covenants. All references herein or in any other Project Document to the masculine, feminine or neuter gender shall also include and refer to each other gender not so referred to.

  13.8 Amendments.  This Indenture may, subject to the provisions of
Article 11 hereof, from time to time and at any time, be amended or supplemented by an instrument or instruments in writing executed by the parties hereto.

  13.9 Benefits of Agreement Restricted to Parties and Note Holders. Nothing in this Indenture expressed or implied is intended or shall be construed to give to any Person other than the Issuer, the Trustees, the Credit Support Parties, the Note Holders and the Sureties, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Issuer, the Trustees, the Credit Support Parties and the holders of the Notes issued hereunder and the Sureties, in the case of the Note Holders, the Credit Support Parties and the Sureties, as express third party beneficiaries of such covenants, conditions and provisions.

  13.10 Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the Person or Persons entitled to receive such notice.

  13.11 Obligations of Bankers Trust Company. The parties to this Agreement agree that Bankers Trust Company shall have no obligation, in its capacity as program administrator for Victory Receivables Corporation or otherwise, to take any actions under the Project Documents if Bankers Trust Company is relieved of its obligations as program administrator for Victory Receivables Corporation.

  13.12 Non Recourse Persons. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim hereunder or in connection herewith against, any stockholder, employee, officer, director, member or incorporator of the Purchaser (or of any member of the Purchaser), any Credit Support Party or J H Management Corporation; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have arising from his, her or its willful misconduct or intentional misrepresentation.

  13.13 Additional Financing Statement Filings. The Issuer hereby authorizes the Trustee to file, without the signature of the Issuer where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. The Issuer further agrees that a carbon, photographic or other reproduction of any Project Document or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction the Trustee may deem appropriate.

  13.14 Directly or Indirectly. Where any provision in this Indenture refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

  13.15 Exhibits, Annexes and Sections. All references herein to Exhibits, Annexes, Articles or Sections shall be to the Exhibits and Annexes attached to this Indenture and to the Sections hereof unless the context otherwise requires reference to an exhibit, annex to or section of another document. All Exhibits and Annexes attached to this Indenture are made a part hereof for all purposes. The words "this Indenture," "this instrument," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive.

  13.16 Officers' Certificate and Opinions of Counsel; Statements to be Contained Therein.

       (a) Upon any request, application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee a certificate signed by one of its Responsible Officers stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with, that no Indenture Event of Default has occurred and is continuing, and accompanied by an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (to which a legal opinion is reasonably appropriate) have been complied with, except that in the case of any such request, application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular request, application or demand, no additional certificate or opinion need be furnished.

       (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that the person making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

       (c) Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by a Responsible Officer or Officers of the Issuer, unless such counsel has actual knowledge that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

       (d) Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or an Affiliate thereof, unless such officer or counsel, as the case may be, has actual knowledge that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

       (e) Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

  13.17     Payment of Expenses, Indemnities, etc.  The Issuer agrees:

       (a) to pay all reasonable expenses of the Trustees in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Trustees and the Note Holders with respect thereto) of, and in connection with the negotiation, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, any Project Document and any proposed amendment, waiver or consent, whether or not adopted, relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Trustees), the reasonable fees and disbursements of external counsel and other outside consultants for the Trustees and, in the case of enforcement, the Trustee s default administration fees and the reasonable fees and disbursements of external counsel for the Trustees and the reasonable fees, charges and disbursements of special counsel to each of the Class A1 Noteholders, Class A2 Noteholders and Credit Support Parties; provided that to the extent it is feasible and a conflict of interest does not exist in the reasonable judgment of the Class A1 Noteholders, Class A2 Noteholders or Credit Support Parties as applicable, the Class A1 Noteholders shall all use the same counsel, the Class A2 Noteholders shall all use the same counsel and the Credit Support Parties shall all use the same counsel; and promptly reimburse the Trustees and the Note Holders for all amounts expended, advanced or incurred by the Trustees and any of the Note Holders to satisfy any obligation of the Issuer under this Indenture or any other Project Document, including without limitation, all costs and expenses of foreclosure;

       (b) to indemnify each Trustee, each Note Holder, each Surety and each Credit Support Party and each of their Affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") from, hold each of them harmless against and promptly upon demand pay or reimburse each of them for, the Indemnity Matters which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Issuer of the proceeds of any of the Notes,
  (ii) the execution, delivery and performance of the Project Documents,
  (iii) the operations of the business of the Issuer or any Affiliate thereof, (iv) the failure of the Issuer or any Affiliate thereof to comply with the terms of any Project Document including, without limitation, the Construction Supervisory Agreement, the Operation and Maintenance Agreement or this Indenture, or with any Governmental Requirement, (v) any inaccuracy of any representation or statement or any breach of any warranty or covenant of the Issuer or any Affiliate thereof set forth in any of the Project Documents or any certificates delivered pursuant thereto, (vi) any assertion that the Trustee or the Note Holders were not entitled to receive the proceeds received pursuant to the Project Documents or (vi) any other aspect of the Project Documents, including, without limitation, the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and including all Indemnity Matters arising by reason of the ordinary negligence of any Indemnified Party, but excluding all Indemnity Matters arising solely by reason of claims between the Note Holders or a Note Holder and a Note Holder's shareholder or solely by reason of the gross negligence or willful misconduct on the part of the Indemnified Party;
  and

       (c) to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities to which any such Person may become subject in connection with this Indenture, the Note Purchase Agreements or any other Project Document (i) under any Environmental Law, (ii) as a result of the breach or non-compliance with any Environmental Law applicable to the Issuer or any Affiliate thereof,
  (iii) due to past ownership of any of the Properties of the Issuer or any affiliate thereof or past activity on any of their Properties which, though lawful and fully permissible at the time, could result in present or future liability, (iv) the presence, use, release, discharge, storage, treatment or disposal of hazardous substances or oil on or at any of the Properties now or formerly owned or operated by the Issuer or any Affiliate thereof, or (v) any other environmental, health or safety condition in connection with the Project Documents, provided, however, no indemnity shall be afforded under this section 13.17 in respect of any Property for any occurrence arising solely from the acts or omissions (in each case constituting gross negligence or wilful misconduct) of a Trustee or any Note Holder arising during the period after which such Person, its successors or assigns shall have obtained possession of such Property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise), except such acts or omissions of the Indenture Trustee or any Note Holder arising out of or resulting from any circumstance or condition in existence prior to the possession by the Indenture Trustee or any Note Holder, whether or not known to, or knowable or discoverable by, any party prior to such possession.

       (d) So long as no Indenture Default or Indenture Event of Default has occurred and is continuing, no Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 13.17.

       (e) In the case of any indemnification hereunder, an Indemnified Party shall give notice to the Issuer of any claim or demand being made against it; provided, however, that the failure to give such notice shall not release the Issuer from any of its obligations, except to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Party shall prevent the Issuer's ability to contest such claim or demand. Subject to the provisions of the following paragraph, the Issuer shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Issuer shall keep the Indemnified Party which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Party with all information with respect to such proceeding as such Indemnified Person shall reasonably request.

  Notwithstanding any of the foregoing to the contrary, the Issuer shall not be entitled to control and assume responsibility for the defense of such claim or liability if (i) an Indenture Event of Default shall have occurred and be continuing, (ii) such proceeding will involve any possibility of the sale, forfeiture or loss of, or the creation of any Lien (other than an Excepted Lien or a Lien which is adequately bonded to the reasonable satisfaction of such Indemnified Party) on, the Trust Estate or any part thereof, (iii) in the good faith opinion of such Indemnified Party, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding or (iv) such claim or liability involves the possibility of criminal sanctions or liability to such Indemnified Party. In the circumstances described in clauses (i) - (iv), the Indemnified Party shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Issuer. In addition, any Indemnified Party may participate in any proceeding controlled by the Issuer, at its own expense in respect of any such proceeding as to which the Issuer shall have acknowledged in writing its obligation to indemnify the Indemnified Party, and at the expense of the Issuer in respect of any such proceeding as to which the Issuer shall not have so acknowledged its obligation to the Indemnified Party, the Issuer may in any event participate in all such proceedings at its own cost. Nothing contained herein shall be deemed to require an Indemnified Party to contest any claim or demand or to assume responsibility for or control of any judicial proceeding with respect thereto.

       (f) the foregoing indemnities shall extend to the Indemnified Parties notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the restatement (second) of torts of one or more of the Indemnified Parties or by reason of strict liability imposed without fault on any one or more of the Indemnified Parties. to the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification as to such Indemnified Party shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

       (g) The Issuer's obligations under this Section 13.17 shall survive any termination of this Indenture or any other Project
  Document and the payment of the Notes and shall continue thereafter in full force and effect.

       (h)  The Issuer shall pay any amounts due under this
  Section 13.17 within thirty (30) days of the receipt by the Issuer of notice of the amount due.

       (i) If any amounts due by the Issuer to the Trustees or any Note Holder under this Section 13.17 or any other provision of this Agreement or any other Project Document is not paid on the date due, such amounts shall bear interest and Issuer agrees to pay such amounts with interest at the Default Rate from the due date of such payable until paid.

  13.18 No Oral Agreements. The Project Documents Embody the Entire Agreement and Understanding Between the Parties and Supersede All Other Agreements and Understandings Between Such Parties Relating to the Subject Matter Hereof and Thereof. The ProjectDocuments Represent the Final Agreement Between the Parties and May Not Be Contradicted by Evidence of Prior, Contemporaneous or Subsequent Oral Agreements of the
Parties.  There Are No Unwritten Oral Agreements Between the Parties.

  13.19 Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Indenture and the other Project Documents and agrees that it is charged with notice and knowledge of the terms of this Indenture and the other Project Documents; that it has in fact read this Indenture and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Indenture; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Indenture and the other
Project Documents; and has received the advice of its attorney in entering into this Indenture and the other Project Documents; and that it recognizes that certain of the terms of this Indenture and the other Project Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Indenture and the other Project Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

  13.20 Trustees Not Engaging in a Trade or Business. The trusts created hereunder have been organized for the purposes described herein with no objective by the Trustees to engage in the conduct of a trade or business. The Trustees shall treat the trusts for federal income tax purposes as a "grantor trust" subject to the provisions of Subchapter J, subpart E of the Code unless otherwise required.


                     [Signature Pages Start Next Page]



  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, and their respective corporate seals to be hereunder affixed and attested, all as of the day and year first written above.


ATTEST:                         RBF Exploration Co.

________________________        By _________________________
Name:                           Name:
Title:                          Title:


       (seal)


ATTEST:                         Chase Bank of Texas, National Association


________________________        By _________________________
Name:                           Name:
Title:                          Title:

       (seal)



                                                                  ANNEX A-1


                           RBF EXPLORATION CO.

No. A-____

            7.31% Senior Secured Class A1 Note due May 1, 2005

$_______________                                         __________________


       THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE ISSUER IS NOT REQUIRED TO REGISTER THIS SECURITY UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH
  ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

     RBF Exploration Co., a Nevada corporation (the "Issuer"), for value received, hereby promises to pay to _________________________ or registered assigns the principal sum of [________] Dollars ($__________) in installments as provided in the Indenture (hereinafter defined) with final payment due on May 1, 2005, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 7.31% per annum, monthly on the first (1st) day of each month of each year, commencing on September 1, 1999, and to pay on demand interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount or overdue installment of interest, at a rate of interest per annum equal to the Default Rate; provided that interest on this Note shall in no event exceed the maximum rate permitted by applicable law, and this Note is expressly made subject to Section 13.5 of the Indenture.

     Payments of principal, applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount, if any, or other amounts due hereon, and interest shall be made in any coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts in installments in such manner and at such place as provided in Section 5.6 of the Indenture.

     This Note is one of an issue of Senior Secured Class A1 Notes of the Issuer issued in an aggregate original principal amount limited to $200,000,000 under the Trust Indenture and Security Agreement of the Issuer (said indenture, together with all agreements and indentures supplemental thereto being herein called the "Indenture") dated as of August 12, 1999, with Chase Bank of Texas, National Association as Trustee and is entitled to the benefits thereof. Reference is hereby made to the Indenture for a description of certain rights, obligations and duties of the parties thereto and for the meanings assigned to terms used and not defined in this Note. The Issuer agrees to make required prepayments on account of this
Note in accordance with the prepayment schedule attached to this Note and in accordance with the provisions of the Indenture. This Note is secured as set forth in the Indenture and in the separate Note Purchase Agreements dated as of August 12, 1999, between the Issuer and each of the Purchasers (listed on Schedule A attached thereto).

     This Note is a registered Note and is transferable only by surrender thereof at the agency of the Issuer maintained pursuant to Section 8.8 of the Indenture, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Following any partial prepayment of this Note, this Note shall, prior to any transfer hereof, be (a) made available to the Trustee for notation on the prepayment schedule attached hereto of the amount of principal so prepaid or, (b) at the option of the holder hereof and in lieu of the alternative in the foregoing clause (a), held by the holder who shall make a notation of such schedule of the amount of principal so prepaid. In case the entire principal amount on this Note is prepaid or paid, this Note shall, upon written request therefor by the Issuer, be surrendered promptly at the agency of the Issuer maintained pursuant to Section 8.8 of the Indenture, for cancellation.

     In any case where the date of maturity of any interest, applicable Make-Whole amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount, or other amount due hereon, or principal owed with respect to this Note or the date fixed for any prepayment (in whole or in part) of this Note will not be a Business Day, then payment of such interest, applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount, or other amount due hereon, or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for such prepayment.

     Under certain circumstances, as specified in the Indenture, the principal of this Note (together with interest accrued thereon and any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount) may be declared due and payable in the manner and with the effect provided in the Indenture.

     This Note and the Indenture are governed by, and shall be construed and enforced in accordance with, the internal law of the State of New York applicable to contracts made and to be performed entirely within such state and applicable federal law.

Dated:____________________


ATTEST:                       RBF EXPLORATION CO.


______________________        By _________________________
Secretary                          Name: _________________
                                   Title: ________________
[CORPORATE SEAL]




     This is one of the Class A1 Notes described in the Indenture referred to herein.

                         [________________], as Trustee



                         By _______________________________
                              Name: _______________________
                              Its: ________________________




                          PREPAYMENT SCHEDULE TO
                        NOTE NO. A-_______________
                                (Class A1)


     In addition to paying the entire outstanding principal amount of, and the interest due on, this Note on May 1, 2005, the maturity date hereof, the Issuer agrees to prepay, and there shall become due and payable, principal and interest amounts in fifty-nine (59) equal monthly installments of Three Million Nine Hundred Eighty-nine Thousand Five Hundred Fifty-six and 72/100 Dollars ($3,989,556.72) on the first day of each month beginning June 1, 2000.





                              Assignment Form

  To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to



_____________________________________________________________________
               (Insert assignee s soc. sec. or tax I.D. no.)

_____________________________________________________________________


_____________________________________________________________________
           (Print or type assignee s name, address and zip code)

and irrevocably appoint _____________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.


_____________________________________________________________________

Date:_______________________

                                Your Signature:______________________
                                (Sign exactly as your name appears on
                                the face of this Note)

                                Signature Guarantee:_________________




                                                                  ANNEX A-2

                            RBF EXPLORATION CO.

No. B-_____

            9.41% Senior Secured Class A2 Note due May 1, 2005

$________________                                   _______________________


          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE ISSUER IS NOT REQUIRED TO REGISTER THIS SECURITY UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)
     IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

     RBF Exploration Co., a Nevada corporation (the "Issuer"), for value received, hereby promises to pay to _________________________ or registered assigns the principal sum of _________________________ Dollars ($__________) on May 1, 2005, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 9.41% per annum, monthly on the first (1st) day of each month of each year, commencing on September 1, 1999, until the principal amount hereof shall become due and payable and to pay on demand interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount or overdue installment of interest, at a rate of interest per annum equal to the Default Rate; provided that interest on this Note shall in no event exceed the maximum rate permitted by applicable law, and this Note is expressly made subject to 13.5 of the Indenture (as hereinafter defined).

     Payments of principal, applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount, if any, or other amounts due hereon, and interest shall be made in any coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts in such manner and at such place as provided in Section 5.6 of the Indenture.

     This Note is one of an issue of Senior Secured Class A2 Notes of the Issuer issued in an aggregate original principal amount limited to $50,000,000 under the Trust Indenture and Security Agreement of the Issuer (said indenture, together with all agreements and indentures supplemental thereto being herein called the "Indenture") dated as of August 12, 1999, with Chase Bank of Texas, National Association as Trustee and is entitled to the benefits thereof. Reference is hereby made to the Indenture for a description of certain rights, obligations and duties of the parties thereto and for the meanings assigned to terms used and not defined in this Note. This Note is secured as set forth in the Indenture and in the separate Note Purchase Agreements dated as of August 12, 1999, between the Issuer and each of the Purchasers (listed on Schedule A attached thereto).

     This Note is a registered Note and is transferable only by surrender thereof at the agency of the Issuer maintained pursuant to Section 8.8 of the Indenture, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Following any partial prepayment of this Note, this Note shall, prior to any transfer hereof, be (a) made available to the Trustee for notation on the prepayment schedule attached hereto of the amount of principal so prepaid or, (b) at the option of the holder hereof and in lieu of the alternative in the foregoing clause (a), held by the holder who shall make a notation of such schedule of the amount of principal so prepaid. In case the entire principal amount on this Note is prepaid or paid, this Note shall, upon written request therefor by the Issuer, be surrendered promptly at the agency of the Issuer maintained pursuant to Section 8.8 of the Indenture, for cancellation.

     In any case where the date of maturity of any interest, applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount, or other amounts due hereon, or principal owed with respect to this Note or the date fixed for any prepayment (in whole or in part) of this Note will not be a Business Day, then payment of such interest, applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount, Special Yield Protection Amount, or other amounts due hereon, or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for such prepayment.

     Under certain circumstances, as specified in the Indenture, the principal of this Note (together with interest accrued thereon and any applicable Make-Whole Amount, Breakage Amount, Yield Protection Amount and Special Yield Protection Amount) may be declared due and payable in the manner and with the effect provided in the Indenture.

     This Note and the Indenture are governed by, and shall be construed and enforced in accordance with, the internal law of the State of New York applicable to contracts made and to be performed entirely within such state and applicable federal law.


Dated:_______________________


ATTEST:                       RBF EXPLORATION CO.


____________________          By __________________________
Secretary                          Name: __________________
                                   Title: _________________
[CORPORATE SEAL]



     This is one of the Class A2 Notes described in the Indenture referred to herein.

                         [________________], as Trustee



                         By ____________________________________
                              Name: ____________________________
                              Its: _____________________________



                              Assignment Form

     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


________________________________________________________________________
               (Insert assignee s soc. sec. or tax I.D. no.)


________________________________________________________________________


________________________________________________________________________
           (Print or type assignee s name, address and zip code)

and irrevocably appoint ________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.


________________________________________________________________________


Date:_____________________

                                Your Signature: _______________________
                                          (Sign exactly as your name
                                       appears on the face of this Note)

                                Signature Guarantee:____________________




                                  Annex D

                     FORM OF ENGINEER S CERTIFICATION



___________, ____

    __________________ a __________  __________ (the  Engineer ), pursuant to Section 4.2(b) of the Trust Indenture and Security Agreement dated as of August 12, 1999 (together with all amendments or supplements thereto, the Trust Indenture ) between RBF Exploration Co. (the Issuer ), and Chase Bank of Texas, National Association (the Trustee ), certifies, represents and warrants as follows in this engineer s certification (this
 Certificate ) (unless otherwise defined herein, capitalized terms are defined in the Indenture):

         (a) In all respects pertaining to the execution and delivery of this Certificate, the Engineer will use Prudent Engineering and Operating Practices, as such phrase is defined in the Operation and Maintenance Agreement by and between R&B Falcon Corporation and the Issuer, dated as of August 12, 1999.

         (b) The funds requested by the Certificate of Requisition of even date herewith are (i) for work to be performed under and properly completed pursuant to the terms of the Construction Contract or (ii) for the purchase of Owner's Supplies as defined therein. The funds requested are within the [Budget] for such work and are due and payable by the Issuer pursuant to the terms and conditions of the Construction Contract.

         (c) No defaults or events which with notice or lapse of time could create a default have occurred and are continuing under the Construction Contract, the Construction Contract (as defined in the Trust Indenture) is in full force and effect and all work performed thereunder to date has been completed in a good and workmanlike manner and in substantial compliance with the Construction Contract and the Specifications of the Drilling Rig.

         (d) After the advance of funds requested by the Certificate of Requisition of even date herewith the funds remaining in the Construction Account will be sufficient for completion of the Drilling Rig in accordance with the Construction Contract and the Specifications therefor and for compliance with the SDDI Contract.

         (e) The in process value of the Drilling Rig as it presently exists, during its current stage of construction, is at least equal to all payments advanced to the Issuer pursuant to the Trust Indenture after giving effect to the Payments requested hereby.

    The undersigned certifies that he is the _________________ of the Engineer, and that as such he is authorized to execute this Certificate on behalf of the Engineer. The undersigned further certifies, represents and warrants on behalf of the Engineer that the Engineer is qualified to issue this Certificate.

EXECUTED AND DELIVERED this ____ day of ______________.

                             ____________________________________


                             By:_________________________________
                             Name:
                             Title:



                                 SCHEDULE A

              Amendments, Supplement and Other Modifications
                           to the SDDI Contract



                                  ANNEX F
                          [SDDI Estoppel Letter]

             [Letterhead of Shell Deepwater Development Inc.]

                                                         ____________, 1999

RBF Exploration Co.
901 Threadneedle, Suite 200
Houston, Texas  77079

Chase Bank of Texas, National Association
1150 Chase Tower
600 Travis Street
Houston, Texas 77002

    Re:  Offshore Daywork Drilling Contract
         Contract No. RBS6-1
         Dated and effective August 12, 1998

Gentlemen:

    Reference is made to that certain Offshore Daywork Drilling contract, Contract No. RBS6-1, between Shell Deepwater Development Inc. ("SDDI") and RBF Exploration Co. ("Contractor"), dated and effective August 12, 1998 (as amended, supplemented and otherwise modified to date, the "Drilling Contract"). Unless otherwise specified, capitalized terms used herein have the meanings set forth in the Drilling Contract.

    In connection with the transactions contemplated by the Trust
Indenture and Security Agreement between Contractor and Chase Bank of Texas, National Association, as Trustee, dated as of August 12, 1999, SDDI hereby certifies as follows:

    1. The conditions set forth in the definition of Commencement Date in the Drilling Contract have been fully satisfied to the satisfaction of SDDI, and the Commencement Date has occurred.

    2. The Drilling Contract is in full force and effect and has not been amended, supplemented or otherwise modified except as set forth on Schedule A hereto, A true, accurate and complete copy of the Drilling Contract is attached hereto.

    3. SDDI is currently obligated to make payments under Article 3 of the Drilling Contract at the Operating Rate. The Operating Rate during the Primary Period is $[189,000] per day.

    4. There is currently no breach or default by Contractor in the performance of any of its obligations under the Drilling
         Contract.

                             Very truly yours,

                             SHELL DEEPWATER DEVELOPMENT INC.



                             By:__________________________________
                             Name:
                             Title:





                                SCHEDULE A

              Amendments, Supplement and Other Modifications
                         to the Drilling Contract





                                  ANNEX G


                        FORM OF YEAR 2000 SCHEDULE

    This YEAR 2000 SCHEDULE is attached to and made a part of that certain Trust Indenture and Security Agreement, dated as of August 12, 1999 (the "Indenture"), between RBF Exploration Co., as Issuer ("Issuer") and Chase Bank of Texas, National Association, as Trustee ("Trustee"), with respect to the Trust Estate described therein (the "Trust Estate"). Capitalized terms not otherwise defined herein shall have the meaning set out in the Indenture.

1. As used in this Schedule, the "Year 2000 Problem" means the inability of any computer hardware or software applications or other data processing capacities, including without limitation those in or used in connection with the Trust Estate, to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

2.  Issuer represents that directly or through its Affiliates:

    (a) it has developed and implemented a comprehensive, detailed program to properly assess, quantify, address and resolve all elements of Issuer s and its subsidiaries Year 2000 Problem on a timely basis, and reasonably anticipates that it will on a timely basis successfully resolve the Year 2000 Problem for all material computer hardware or software applications or other data processing capacities used by it or its subsidiaries;

    (b) on the basis of inquiries made, Issuer believes that each supplier, vendor and customer of Issuer (including its Affiliates and Subsidiaries) that is of material importance to the financial well-being of Issuer will also successfully resolve on a timely basis the Year 2000 Problem for all of its material computer hardware or software applications or other data processing capacities; and

    (c) Issuer does not believe that the Year 2000 Problem or the costs of implementing a comprehensive program to address the Year 2000 Problem will result in a material adverse change in the business condition (financial or otherwise), operations, properties or prospects of Issuer and its Subsidiaries or the ability of Issuer to pay and perform its obligations.

3.  Issuer covenants that:

    (a) it shall, and shall cause each Subsidiary to, take appropriate steps to assess, quantify, address and resolve its business and financial risks resulting from the Year 2000 Problem, including those business and economic risks resulting from the failure of key suppliers, vendors and customers of Issuer and each subsidiary to properly assess, quantify, address and resolve their respective Year 2000 Problem; and

    (b) it will provide from time to time such further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of Issuer and its Subsidiaries as Trustee may request, with respect to their efforts to address the Year 2000 Problem and any auditor's management letters concerning the same.

4. Notwithstanding any language in the Indenture to the contrary, Issuer agrees as follows:

    (a)  Issuer ASSUMES ALL RISKS OF THE YEAR 2000 PROBLEM.

    (b) in no event shall Trustee have liability to Issuer or to any other person, whether arising in contract, tort, negligence of any degree, strict liability or otherwise, with respect to any non-conformance or defect in the Trust Estate, or any part thereof, including any embedded chips in the Trust Estate, which non-conformance or defect is related in any way to the Year 2000 Problem, including any liability for indirect, consequential, and/or incidental damages (including all loss of use, loss of revenue and/or profits, or any other economic or financial loss).

    (c) it shall defend, hold harmless and indemnify each Indemnified Party, from any claim, complaint, demand, suit, action or proceeding brought against any of them seeking damages (or any other legal or equitable relief) for bodily injury, property damage, damage to reputation, economic loss or any other type of loss, damage or harm, including all incidental and consequential losses, caused by or related in any way to any Year 2000 Problem in the Trust Estate (a Year 2000 Loss ), and it will use its best efforts to identify and remedy any potential or threatened Year 2000 Loss.

    (d) the insurance provided to Trustee and each other person entitled to be loss payee or additional insured pursuant to the Indenture, shall not contain any exclusion, deduction, limitation or offset for any risk or liability of an actual or threatened Year 2000 Loss.

5. The undersigned agrees that a breach of the foregoing representations, covenants and agreements, which has occurred and is continuing for thirty (30) days after written notice thereof is given to Issuer, shall be deemed to be an Indenture Event of Default under the Indenture.



                                 ANNEX H


                Form of Request for Construction Advance

                       CERTIFICATE OF REQUISITION

                           REQUISITION NO. ___

                                                 Dated:  ________________

FROM:         RBF Exploration II Inc. ("Construction Supervisor")

TO:           RBF Exploration Co. ("Owner")

PROJECT:      DEEPWATER NAUTILUS

    Capitalized terms used herein without definition have the meanings set forth in the Construction Supervisory Agreement, dated as of <>, 1999, between Owner and Construction Supervisor.

    Construction Supervisor hereby certifies as follows:

    1.   Summary to Date.

    The following is a summary of previous payments made by Owner to Construction Supervisor pursuant to Article III of the Agreement and the payments requested by this Requisition No. ___ and their relation to the Cost of the Project.


Estimated Cost of the Project
(as of the date of the
Agreement)                              $315,000,000


Aggregate amount of all
previous payments on account
of the Cost of the Project              $


This Requisition                        $


Balance to complete the Project         $


Current estimated Cost of the Project   $


    2. The payments to be made pursuant to this Certificate of Requisition are to be made on account of costs that are part of the Cost of the Project. None of these costs have been reimbursed pursuant to a previous Certificate of Requisition. These costs are as set forth on
Schedule 1 attached hereto.

    3. Attached hereto is the Engineer's Certification (as defined in the Trust Indenture) of Independent Engineer (as defined in the Trust Indenture) certifying that, among other things, the "in process value" of the Drilling Rig is at least equal to all payments made by Owner on account of the Cost of the Project after giving effect to the payments requested hereby.

    4. With respect to any cost described on Schedule 1 hereto other than a payment due to Builder pursuant to the Construction Contract, the following documents are attached hereto:

         (a) Bill of Sale with respect to any Owner's Supplies or other equipment

         (b)  Invoice

         (c) Evidence of payment in full of all taxes, charges, fees and costs now due and payable, if any, with respect to any Owner's Supplies or other equipment

    5. With respect to any costs to be reimbursed to Construction Supervisor, Construction Supervisor has made payment in full of such cost to Builders or another party providing the goods or services that are the subject of such costs, and evidence of such payment is attached hereto.

    6. There have been no change orders, amendments or modifications to the Construction Contract or the plans and specifications for the Drilling Rig except as set forth on Schedule 2 hereto.

    7. There is no Default or Event of Default continuing under the Agreement. Construction Supervisor is not in default of any obligation to any vendor or supplier of goods or services in connection with the Project.

    8. All of the representations and warranties of Construction Supervisor set forth in the Agreement are true, complete and correct as of the date of this Certificate of Requisition.

    9. All other funds disbursed by Owner under previously approved Certificates of Requisition have been expended for the purposes for which they were requisitioned.

    10. As of the date of this Certificate of Requisition, the amount shown in paragraph 1 as the "balance to complete the Project" represents, in Construction Supervisor's best judgment, a correct statement of the total amount required to pay all costs that will be incurred as part of the Cost of the Project in connection with the completion of the Project.

    11. Upon approval of this Certificate of Requisition, payments requested hereby should be directed as set forth in Schedule 1 hereto.

    Executed under seal as of the date first above written.

                      RBF EXPLORATION II INC.


                      By:________________________
                       Name:
                       Title:

Approved:

RBF EXPLORATION CO.


By:_____________________
   Name:
   Title:




                       REQUISITION NO. _______________

                                SCHEDULE 1



Description of Cost      Party to Whom Payment is   Requested Amount
                                  Due





                       REQUISITION NO. _______________

                                SCHEDULE 2

Change Orders, Amendment and Modifications to the Construction Contract







IN WITNESS WHEREOF, the undersigned have executed this YEAR 2000
SCHEDULE as of the [____] day of [________], 1999.


                            RBF Exploration Co.


                            By:______________________________
                                 Name:
                                 Title:


                            Chase Bank of Texas, National Association


                            By:______________________________
                                 Name:
                                 Title: